UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2016

Item 1. Report to Stockholders.

Calvert International Equity Fund

Semi-Annual Report March 31, 2016 E-Delivery Sign-Up — Details Inside

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1	President’s Letter
2	Portfolio Management Discussion
6	Understanding Your Fund’s Expenses
7	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Notes to Financial Statements
23	Financial Highlights
27	Proxy Voting
27	Availability of Quarterly Portfolio Holdings
27	Basis for Board's Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
Equity markets generally performed well over the trailing six months. However, positive returns from most major global equity indices masked the market volatility that played out during the period as concerns about global economic weakness and the implications of plunging oil prices weighed on investor sentiment. U.S. stocks benefited from solid macroeconomic data and an improving labor market. On the other hand, additional monetary easing by the European Central Bank (ECB) and Bank of Japan (BOJ) was met by investor skepticism as European and Japanese equities continued to struggle. For the six-month period ended March 31, 2016, the MSCI EAFE Index returned 1.56%, underperforming both U.S. and emerging markets stocks over the period.
The Federal Reserve (the Fed) elected to raise interest rates in December for the first time in nine years. However, the Fed’s incrementally cautious outlook later in the period also lowered market expectations for further rate hikes. Dovish comments from the Fed similarly triggered a decline in the U.S. dollar, which provided a lift to commodity prices, including oil. The price of oil dropped below $30/barrel at one point before ending the period just shy of $40/barrel. Emerging markets (EM) benefited from the weaker dollar and higher commodity prices, and with economic data out of China showing signs of stabilization, EM stocks also participated in the market recovery.
Investment Strategy and Technique
The Fund invests primarily in stocks of non-U.S. large cap companies whose market capitalization falls within the range of the MSCI EAFE Index. In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.

•
Our international stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

•
We review companies from a fundamental perspective to validate the stock selection model’s output, understand business drivers, determine whether ESG performance offers a competitive advantage, and avoid value traps.

Fund Performance Relative to the Benchmark
For the six month period ending March 31, 2016, Calvert International Equity Fund Class A shares returned -1.96%, underperforming its benchmark, the MSCI EAFE Index, which returned 1.56%. Both stock and sector selection drove the underperformance, while country allocation also detracted from performance modestly.

•
Stock selection in Financials and Health Care were the primary detractors. Within Financials, the Fund’s position in Spanish bank BBVA hurt performance, as net margins were squeezed by falling short-term interest rates in Spain. UK bank Standard Chartered was also a top detractor, down 26%, largely due to its loan exposure to commodity producers. During the period, we exited both BBVA and Standard Chartered.

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CALVERT INTERNATIONAL EQUITY FUND
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	19.3%
Consumer Discretionary	13.4%
Health Care	12.7%
Industrials	12.6%
Consumer Staples	12.0%
Telecommunication Services	8.0%
Utilities	4.7%
Information Technology	3.8%
Materials	3.7%
Exchange-Traded Products	3.2%
Energy	3.1%
High Social Impact Investments	1.4%
Short-Term Investments	1.3%
Limited Partnership Interest	0.5%
Venture Capital	0.3%
Total	100%

•
Mizuho Financial Group, Inc. was another detractor within Financials. Mizuho and other Japanese banks were negatively impacted by the Bank of Japan’s surprise adoption of a negative interest rate policy, which should reduce the interest margins Japanese banks can earn.

•
Within Health Care, French pharmaceutical manufacturer Sanofi was a top detractor after it forecasted a revenue decline in its diabetes drugs driven by lower pricing in the United States. Swiss pharmaceutical maker Novartis was also down close to 20%, as its stock has been hurt by slower than expected prescriptions growth for its recently approved heart failure drug, Entresto.

•	The Fund’s overweight position in Financial stocks and limited exposure to Australian equities also detracted from performance.

•
On the positive side, stock selection continued to be strong in the Telecommunications sector as Japanese firm Nippon Telegraph & Telephone (NTT), one of the Fund’s largest positions, rose 25% during the period. NTT’s mobile division is focusing more on retaining customers than on finding new ones at low prices. NTT has also changed its fiber to the home model from retail to wholesale, reducing costs. With more efficient capital spending, NTT should be able to return significant cash to shareholders this year.

CALVERT INTERNATIONAL EQUITY FUND
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	-1.96%	-8.08%
Class C	-2.32%	-8.82%
Class I	-1.78%	-7.74%
Class Y	-1.87%	-7.88%
MSCI EAFE Index	1.56%	-8.27%
MSCI EAFE Investable Market Index	2.17%	-6.83%
Lipper International Multi-Cap Growth Funds Average	2.64%	-5.91%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Nippon Telegraph & Telephone Corp.		3.1%
Unilever NV (CVA)		2.8%
Sanofi SA (ADR)		2.1%
Allianz SE		2.0%
Koninklijke Ahold NV, Amsterdam Stock Exchange		2.0%
Roche Holding AG		2.0%
Swiss Re AG		1.8%
J Sainsbury plc		1.6%
Novartis AG		1.5%
AXA SA (ADR)		1.5%
Total		20.4%

Positioning and Market Outlook
The sharp decline by equities at the start of the year revealed how sensitive market sentiment is right now. With equity valuations above historical averages, markets are more vulnerable to shocks from some of the negative catalysts currently in the global economy, such as slowing growth in China and increased geopolitical risk.
An improving U.S. economy, albeit with sluggish growth, should allow the Fed to continue on its tightening path, though this process will likely be slow and policy will remain accommodative. This contrasts with other global central banks, such as the ECB and BOJ, which remain committed to further easing. However, market enthusiasm for global quantitative easing might continue to wane if robust economic recovery doesn’t follow.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 3

Even though the U.S. economy is relatively well-insulated, it is not immune from a global economic slowdown. As expected, concerns about global economic conditions contributed to the Fed’s decision to dial down rate hike expectations. The euro and yen both responded by strengthening relative to the dollar, which may be a headwind for Japanese and eurozone companies if this trend continues.
We expect volatility in equity markets to continue, especially relative to the historically low levels of volatility experienced during the last few years, but this should also provide greater opportunities for stock picking. We also increased the number of Fund holdings during the period in order to better manage risk in this higher volatility environment. We are confident that our strategy can continue to succeed in the long-run as investors re-focus on stock specific issues including valuation and earnings quality metrics.

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
May 2016

4 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INTERNATIONAL EQUITY FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CWVGX	-12.44%	0.52%	-1.53%
Class C (with max. load)	CWVCX	-9.73%	0.62%	-1.90%
Class I	CWVIX	-7.74%	2.14%	-0.38%
Class Y	CWEYX	-7.88%	1.86%	-0.77%
MSCI EAFE Index		-8.27%	2.29%	1.80%
MSCI EAFE Investable Market Index		-6.83%	2.71%	2.08%
Lipper International Multi-Cap Growth Funds Average		-5.91%	2.33%	1.98%

Calvert International Equity Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.45%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.38%	$1,000.00	$980.40	$6.83
Hypothetical (5% return per year before expenses)	1.38%	$1,000.00	$1,018.10	$6.96
Class C
Actual	2.14%	$1,000.00	$976.80	$10.58
Hypothetical (5% return per year before expenses)	2.14%	$1,000.00	$1,014.30	$10.78
Class I
Actual	0.95%	$1,000.00	$982.20	$4.71
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.25	$4.80
Class Y
Actual	1.13%	$1,000.00	$981.30	$5.60
Hypothetical (5% return per year before expenses)	1.13%	$1,000.00	$1,019.35	$5.70

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

6 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 93.3%
Australia - 1.0%
AMP Ltd.	797,424	3,544,074

Belgium - 0.6%
Ageas	1,011	40,149
Ageas (ADR)	49,904	1,975,699
		2,015,848

Canada - 1.3%
Bank of Montreal	75,378	4,582,996

France - 13.7%
AXA SA (ADR)	227,298	5,318,773
Cie de Saint-Gobain	79,993	3,528,303
Credit Agricole SA	190,914	2,069,426
Credit Agricole SA (ADR)	214,378	1,142,635
Natixis SA	600,401	2,958,658
Orange SA	263,500	4,619,838
Orange SA (ADR)	217,395	3,778,325
Sanofi SA	38,766	3,128,373
Sanofi SA (ADR)	177,650	7,134,424
Schneider Electric SE	39,326	2,487,437
Suez Environnement Co.	238,887	4,385,549
Technip SA	90,424	5,016,124
Valeo SA	241	37,546
Valeo SA (ADR)	24,671	1,918,170
		47,523,581

Germany - 5.4%
Allianz SE	43,382	7,062,527
Bayerische Motoren Werke AG	37,946	3,487,434
Deutsche Post AG	140,403	3,904,707
HeidelbergCement AG	50,753	4,349,453
		18,804,121

Hong Kong - 1.1%
BOC Hong Kong Holdings Ltd.	291,936	871,276
BOC Hong Kong Holdings Ltd. (ADR)	46,638	2,822,532
		3,693,808

Japan - 19.3%
Alfresa Holdings Corp.	132,745	2,548,997
Canon, Inc.	79,500	2,372,237
Japan Airlines Co. Ltd.	111,300	4,080,390
Kao Corp.	49,200	2,626,830
Komatsu Ltd.	205,200	3,496,804

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mitsubishi Chemical Holdings Corp.	628,500	3,284,064
Mizuho Financial Group, Inc.	3,242,200	4,847,368
Mizuho Financial Group, Inc. (ADR)	584,790	1,719,283
MS&AD Insurance Group Holdings, Inc.	1,500	41,838
MS&AD Insurance Group Holdings, Inc. (ADR)	155,752	2,160,280
Nabtesco Corp.	123,200	2,767,850
Nippon Telegraph & Telephone Corp.	250,800	10,814,056
Nippon Telegraph & Telephone Corp. (ADR)	77,907	3,368,699
Nissan Motor Co. Ltd.	512,710	4,749,299
Panasonic Corp.	459,769	4,226,186
Seven & I Holdings Co. Ltd.	119,696	5,101,465
Toyo Suisan Kaisha Ltd.	85,200	3,061,395
Toyota Motor Corp.	79,474	4,207,135
Yamaha Corp.	55,360	1,669,146
		67,143,322

Netherlands - 8.4%
ING Groep NV (CVA)	331,388	4,011,774
Koninklijke Ahold NV (ADR)	112,605	2,526,856
Koninklijke Ahold NV, Amsterdam Stock Exchange	311,105	7,004,547
Koninklijke Philips NV:
Common	61,768	1,761,074
NY Shares	79,805	2,278,433
Unilever NV (CVA)	213,120	9,559,198
Unilever NV, NY Shares	48,943	2,186,773
		29,328,655

New Zealand - 0.7%
Spark New Zealand Ltd.	444,667	1,123,708
Spark New Zealand Ltd. (ADR)	93,967	1,177,407
		2,301,115

Norway - 1.5%
Norsk Hydro ASA	918,788	3,792,707
Yara International ASA (ADR)	37,046	1,394,041
		5,186,748

Portugal - 0.8%
EDP - Energias de Portugal SA	775,445	2,760,619

Singapore - 1.4%
City Developments Ltd.	438,365	2,659,914
Singapore Telecommunications Ltd. (ADR)	75,343	2,133,714
		4,793,628

South Africa - 1.0%
Aspen Pharmacare Holdings Ltd.*	123,666	2,691,037
MTN Group Ltd. (ADR)	80,830	730,703
		3,421,740

8 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Spain - 2.1%
Acciona SA	40,721	3,152,579
Ferrovial SA	187,835	4,039,801
		7,192,380

Sweden - 5.7%
Atlas Copco AB, Class A	206,940	5,221,001
Electrolux AB, Series B	132,748	3,501,630
Husqvarna AB, Class B	616,834	4,520,953
SKF AB, Class B	187,728	3,398,631
Telefonaktiebolaget LM Ericsson, Class B	333,085	3,344,157
		19,986,372

Switzerland - 7.6%
Adecco SA	64,817	4,237,709
Novartis AG	73,314	5,332,623
Novartis AG (ADR)	48,196	3,491,318
Roche Holding AG	28,353	7,003,554
Swiss Re AG	68,935	6,395,326
		26,460,530

United Kingdom - 17.8%
3i Group plc	646,498	4,242,989
AstraZeneca plc	57,777	3,242,328
AstraZeneca plc (ADR)	32,388	912,046
Burberry Group plc	258,122	5,066,601
GlaxoSmithKline plc	204,677	4,155,878
GlaxoSmithKline plc (ADR)	112,096	4,545,493
International Consolidated Airlines Group SA	321,524	2,559,117
J Sainsbury plc	1,364,910	5,423,055
John Wood Group plc	461,358	4,080,113
Kingfisher plc(a)	979,602	5,306,453
Lloyds Banking Group plc	5,377,698	5,260,077
Schroders plc	84,727	3,268,900
SSE plc	241,348	5,178,114
SSE plc (ADR)	45,159	976,338
Taylor Wimpey plc	1,546,720	4,232,623
WPP plc	155,905	3,647,595
		62,097,720

United States - 3.9%
Apple, Inc.	37,134	4,047,235
FMC Technologies, Inc.*	61,386	1,679,521
MasterCard, Inc., Class A	18,656	1,762,992
Microsoft Corp.	31,108	1,718,095
PepsiCo, Inc.	41,203	4,222,483
		13,430,326

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Venture Capital - 0.0%
Powerspan Corp., Contingent Deferred Distribution *(b)(c)	1	—

Total Common Stocks (Cost $326,158,364)		324,267,583

PREFERRED STOCKS - 0.1%

Venture Capital - 0.1%
Bioceptive, Inc.:
Series A *(b)(c)	582,574	153,291
Series B *(b)(c)	40,523	16,250
FINAE, Series D*(b)(c)	2,597,442	220,259
		389,800

Total Preferred Stocks (Cost $521,381)		389,800

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.5%
Africa Renewable Energy Fund LP *(b)(c)	344,664	295,788
BFSE Holding, BV LP *(b)(c)	604,246	293,646
Blackstone Clean Technology Partners LP *(b)(c)	78,853	18,590
China Environment Fund 2004 LP *(b)(c)	—	91,471
Emerald Sustainability Fund I LP *(b)(c)	425,186	277,712
gNet Defta Development Holding LLC *(b)(c)(d)	400,000	304,757
Mainstream Brazil Impact Investing Fund LP *(b)(c)	20,045	—
SEAF Central and Eastern European Growth Fund LLC *(b)(c)(d)	285,795	313,524
SEAF India International Growth Fund LP *(b)(c)	219,004	64,483
Terra Capital LP *(b)(c)	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $2,847,383)		1,659,972

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
AFIG LLC, 6.00%, 10/17/17 (b)(c)	450,953	448,906
Windhorse International-Spring Health Water Ltd., 1.00%, 3/14/18 (b)(c)(e)	70,000	52,500

Total Venture Capital Debt Obligations (Cost $520,953)		501,406

HIGH SOCIAL IMPACT INVESTMENTS - 1.4%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(c)	4,431,583	4,361,519
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(f)	220,000	203,500
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(f)	283,000	258,945

Total High Social Impact Investments (Cost $4,934,583)		4,823,964

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	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 3.2%
iShares MSCI EAFE ETF	198,067	11,315,568

Total Exchange-Traded Products (Cost $10,754,676)		11,315,568

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 1.3%
State Street Bank Time Deposit, 0.278%, 4/1/16	4,374,743	4,374,743

Total Time Deposit (Cost $4,374,743)		4,374,743

TOTAL INVESTMENTS (Cost $350,112,083) - 99.9%		347,333,036
Other assets and liabilities, net - 0.1%		323,623
NET ASSETS - 100.0%		$347,656,659

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) 950,000 shares of Kingfisher plc have been soft segregated in order to cover outstanding commitments to certain limit partnership investments within the Fund. There are no restrictions on the trading of this security.

(b) This security was valued under the direction of the Board of Directors. See Note A.
(c) Restricted securities represent 2.1% of the net assets of the Fund.
(d) Affiliated company.
(e) Security defaulted as to principal and interest in March 2013. It has been restructured at a 9% rate maturing on March 14, 2018 with 1% to be paid annually and the remaining interest due at maturity. This security is currently accruing at 1%.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.

Abbreviations:
ADR:	American Depositary Receipts
CVA:	Certificaten Van Aandelen
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
AFIG LLC, 6.00%, 10/17/17	10/11/12	450,953
Africa Renewable Energy Fund LP	4/17/14-7/2/15	344,664
BFSE Holding, BV LP	1/12/06-6/11/14	604,246
Bioceptive, Inc., Series A	10/26/12-12/18/13	252,445
Bioceptive, Inc., Series B	1/7/16	16,250
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	78,853
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	4,431,583
China Environment Fund 2004 LP	9/15/05-4/1/09	—
Emerald Sustainability Fund I LP	7/19/01-5/17/11	425,186
FINAE, Series D	2/28/11	252,686
gNet Defta Development Holding LLC	8/30/05	400,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	220,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	283,000
Mainstream Brazil Impact Investing Fund LP	12/12/14-12/3/15	20,045
Powerspan Corp., Contingent Deferred Distribution	7/11/14	—
SEAF Central and Eastern European Growth Fund LLC	8/10/00-8/26/11	285,795
SEAF India International Growth Fund LP	3/22/05-5/24/10	219,004
Terra Capital LP	11/23/98-3/14/06	469,590
Windhorse International-Spring Health Water Ltd., 1.00%, 3/14/18	2/12/14	70,000
See notes to financial statements.

12 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF ASSSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $349,426,288) - see accompanying schedule	$346,714,755
Investments in affiliated securities, at value (Cost $685,795) - see accompanying schedule	618,281
Receivable for shares sold	743,559
Dividends and interest receivable	2,049,358
Directors' deferred compensation plan	194,774
Total assets	350,320,727

LIABILITIES
Payable to custodian bank, cash denominated in foreign currencies (Cost $1,764,582)	1,802,646
Payable for securities purchased	59,562
Payable for shares redeemed	275,579
Payable to Calvert Investment Management, Inc.	178,328
Payable to Calvert Investment Distributors, Inc.	46,318
Payable to Calvert Investment Administrative Services, Inc.	34,588
Payable to Calvert Investment Services, Inc.	7,816
Directors' deferred compensation plan	194,774
Accrued expenses and other liabilities	64,457
Total liabilities	2,664,068
NET ASSETS	$347,656,659

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 10,701,311 shares outstanding	$264,511,375
Class C: 1,141,516 shares outstanding	30,873,953
Class I: 9,113,247 shares outstanding	196,570,818
Class Y: 1,433,265 shares outstanding	23,597,009
Undistributed net investment income	1,667,352
Accumulated net realized gain (loss) on investments and foreign currency transactions	(166,726,658)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	(2,837,190)
NET ASSETS	$347,656,659

NET ASSET VALUE PER SHARE
Class A (based on net assets of $162,411,188)	$15.18
Class C (based on net assets of $14,943,945)	$13.09
Class I (based on net assets of $147,366,052)	$16.17
Class Y (based on net assets of $22,935,474)	$16.00
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $330,308)	$3,740,029
Interest income	34,088
Total investment income	3,774,117

Expenses:
Investment advisory fee	1,281,694
Administrative fees	382,559
Transfer agency fees and expenses	250,860
Distribution Plan expenses:
Class A	206,609
Class C	77,746
Directors' fees and expenses	19,184
Accounting fees	40,028
Custodian fees	66,013
Professional fees	33,670
Registration fees	31,833
Reports to shareholders	27,596
Miscellaneous	23,220
Total expenses	2,441,012
Reimbursement from Advisor:
Class A	(167,378)
Class C	(27,447)
Class I	(45,214)
Class Y	(8,725)
Administrative fees waived	(85,651)
Net expenses	2,106,597
NET INVESTMENT INCOME	1,667,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(29,111,261)
Foreign currency transactions	(1,101,790)
(30,213,051)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	23,388,570
Investments in affiliated securities	19,367
Assets and liabilities denominated in foreign currencies	(51,205)
23,356,732

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,856,319)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,188,799)
See notes to financial statements.

14 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,667,520	$4,680,846
Net realized gain (loss)	(30,213,051)	25,979,003
Change in unrealized appreciation (depreciation)	23,356,732	(46,538,170)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,188,799)	(15,878,321)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,496,038)	(1,631,419)
Class C shares	(82,845)	—
Class I shares	(2,202,975)	(1,067,547)
Class Y shares	(342,786)	(128,897)
Total distributions	(4,124,644)	(2,827,863)

Capital share transactions:
Shares sold:
Class A shares (a)	16,196,032	66,145,855
Class B shares (b)	—	16,461
Class C shares	635,435	2,588,056
Class I shares	32,594,188	87,412,574
Class Y shares	6,764,850	8,115,882
Reinvestment of distributions:
Class A shares	1,309,720	1,180,433
Class C shares	71,437	—
Class I shares	1,301,923	878,598
Class Y shares	257,139	88,086
Redemption fees:
Class A shares	—	442
Class C shares	—	22
Shares redeemed:
Class A shares	(17,686,453)	(157,566,212)
Class B shares (a)(b)	—	(2,086,695)
Class C shares	(1,313,397)	(2,791,010)
Class I shares	(30,806,898)	(22,631,854)
Class Y shares	(3,680,645)	(4,015,663)
Total capital share transactions	5,643,331	(22,665,025)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,670,112)	(41,371,209)

NET ASSETS
Beginning of period	351,326,771	392,697,980
End of period (including undistributed net investment income of $1,667,352 and $4,124,476, respectively)	$347,656,659	$351,326,771
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

CALVERT INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares (c)	1,042,578	3,961,337
Class B shares (b)	—	1,117
Class C shares	47,144	178,700
Class I shares	2,033,707	4,800,946
Class Y shares	407,269	461,877
Reinvestment of distributions:
Class A shares	81,501	73,137
Class C shares	5,143	—
Class I shares	76,136	51,022
Class Y shares	15,188	5,163
Shares redeemed:
Class A shares	(1,129,318)	(9,300,506)
Class B shares (b)(c)	—	(140,247)
Class C shares	(97,938)	(194,622)
Class I shares	(1,821,221)	(1,248,932)
Class Y shares	(228,064)	(230,027)
Total capital share activity	432,125	(1,581,035)

(a) Amounts include $1,452,680 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(b) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(c) Amount includes 96,332 shares redeemed from Class B shares and 84,213 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

16 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. The Fund also offered Class B shares; however, all Class B shares were converted to Class A shares effective April 20, 2015 and are no longer available. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common and preferred stocks, and securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.
Debt securities, other than Venture Capital debt securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or, with respect to Special Equities investments, by the Audit Committee using the venture capital methodologies described above.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2016, securities valued at $7,375,142, or 2.1% of net assets, were fair valued in good faith under the direction of the Board.

18 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

The following table summarizes the market value of the Fund's holdings as of March 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$324,267,583	$—	$—	$324,267,583
Common Stocks - Venture Capital	—	—	0	0
Preferred Stocks - Venture Capital	—	—	389,800	389,800
Venture Capital Limited Partnership Interest	—	—	1,659,972	1,659,972
Venture Capital Debt Obligations	—	—	501,406	501,406
High Social Impact Investments	—	4,361,519	462,445	4,823,964
Exchange-Traded Products	11,315,568	—	—	11,315,568
Time Deposit	—	4,374,743	—	4,374,743

TOTAL	$335,583,151	$8,736,262	$3,013,623^	$347,333,036

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments. Venture Capital is not included in this category.
^ Level 3 securities represent 0.9% of net assets.
On March 31, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $111,810,296 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the period.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Fund’s average daily net assets: 0.75% on the first $250 million, 0.725% on the next $250 million, and 0.675% on the excess of $500 million.
The Advisor has contractually agreed to limit net annual Fund operating expenses through January 31, 2017. The contractual expense caps are 1.38%, 2.14%, 0.95%, and 1.13% for Class A, Class C, Class I, and Class Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.35% for Class A, C and Y and 0.15% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.23% for Class A, C and Y shares of the Fund and 0.03% for Class I shares of the Fund (the amount of the administrative fee above 0.12%) for the period from December 1, 2015 through January 31, 2016. During the six-month period ended March 31, 2016, CIAS voluntarily waived $85,651.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $17,662 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended March 31, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $45,670 for the period ended March 31, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $163,966,516 and $142,350,895, respectively.

20 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

Capital Loss Carryforwards
EXPIRATION DATE
2017	($19,653,860)
2018	(105,942,268)
2019	(10,386,632)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$17,881,091
Unrealized (depreciation)	(20,687,979)
Net unrealized appreciation (depreciation)	($2,806,888)
Federal income tax cost of investments	$350,139,924
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended March 31, 2016.
NOTE E — AFFILIATED COMPANIES
An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund as of March 31, 2016 are as follows:

Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income
gNet Defta Development Holdings LLC, LP	$313,541	$—	$—	$—	($8,784)	$304,757	$—
SEAF Central and Eastern European Growth Fund LLC, LP	316,913	—	(31,540)	—	28,151	313,524	—
TOTAL	$630,454	$—	($31,540)	$—	$19,367	$618,281	$—
NOTE F — CAPITAL COMMITMENTS
In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $1,218,408 at March 31, 2016.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

NOTE G — LIMITED PARTNERSHIP INVESTMENT
The Fund executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 3/31/16
Africa Renewable Energy Fund, LP	$1,000,000	$655,336
BFSE Holding, BV, LP	494,429	14,435
Blackstone Clean Technology Partners, LP	79,361	508
China Environment Fund 2004, LP	500,000	37,764
Emerald Sustainability Fund I, LP	1,246,310	—
Mainstream Brazil Impact Investing Fund, LP	500,000	479,955
SEAF Central and Eastern European Growth Fund LLC, LP	1,060,000	—
SEAF India International Growth Fund, LP	482,500	—
Terra Capital LP	500,000	30,410
TOTAL	$5,862,600	$1,218,408
NOTE H — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

22 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$15.62	$16.51	$16.44	$13.49	$11.84	$13.88
Income from investment operations:
Net investment income	0.06	0.18	0.15	0.08	0.12	0.15
Net realized and unrealized gain (loss)	(0.36)	(0.97)	0.02	2.98	1.68	(2.15)
Total from investment operations	(0.30)	(0.79)	0.17	3.06	1.80	(2.00)
Distributions from:
Net investment income	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)	(0.04)
Total distributions	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)	(0.04)
Total increase (decrease) in net asset value	(0.44)	(0.89)	0.07	2.95	1.65	(2.04)
Net asset value, ending	$15.18	$15.62	$16.51	$16.44	$13.49	$11.84
Total return (b)	(1.96%)	(4.78%)	0.99%	22.82%	15.34%	(14.47%)
Ratios to average net assets: (c)
Net investment income	0.80%(d)	1.08%	0.88%	0.52%	0.96%	1.03%
Total expenses	1.66%(d)	1.67%	1.66%	1.76%	1.84%	1.80%
Net expenses	1.38%(d)	1.54%	1.66%	1.76%	1.80%	1.80%
Portfolio turnover	43%	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$162,411	$167,225	$263,718	$242,464	$183,588	$173,936

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$13.47	$14.27	$14.26	$11.71	$10.26	$12.10
Income from investment operations:
Net investment income (loss)	—(b)	0.04	(0.01)	(0.05)	0.01	0.01
Net realized and unrealized gain (loss)	(0.31)	(0.84)	0.02	2.60	1.45	(1.85)
Total from investment operations	(0.31)	(0.80)	0.01	2.55	1.46	(1.84)
Distributions from:
Net investment income	(0.07)	—	—	—	(0.01)	—
Total distributions	(0.07)	—	—	—	(0.01)	—
Total increase (decrease) in net asset value	(0.38)	(0.80)	0.01	2.55	1.45	(1.84)
Net asset value, ending	$13.09	$13.47	$14.27	$14.26	$11.71	$10.26
Total return (c)	(2.32%)	(5.61%)	0.07%	21.78%	14.23%	(15.21%)
Ratios to average net assets: (d)
Net investment income (loss)	0.03%(e)	0.31%	(0.06%)	(0.40%)	0.05%	0.12%
Total expenses	2.57%(e)	2.58%	2.57%	2.65%	2.72%	2.67%
Net expenses	2.14%(e)	2.37%	2.57%	2.65%	2.69%	2.67%
Portfolio turnover	43%	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$14,944	$15,997	$17,173	$17,746	$15,922	$16,195

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount is less than $0.005 per share.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

24 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$16.73	$17.68	$17.69	$14.52	$12.70	$14.83
Income from investment operations:
Net investment income	0.10	0.30	0.28	0.17	0.24	0.26
Net realized and unrealized gain (loss)	(0.38)	(1.05)	0.02	3.24	1.79	(2.30)
Total from investment operations	(0.28)	(0.75)	0.30	3.41	2.03	(2.04)
Distributions from:
Net investment income	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)	(0.09)
Total distributions	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)	(0.09)
Total increase (decrease) in net asset value	(0.56)	(0.95)	(0.01)	3.17	1.82	(2.13)
Net asset value, ending	$16.17	$16.73	$17.68	$17.69	$14.52	$12.70
Total return (b)	(1.78%)	(4.27%)	1.64%	23.74%	16.16%	(13.84%)
Ratios to average net assets: (c)
Net investment income	1.24%(d)	1.68%	1.53%	1.07%	1.71%	1.74%
Total expenses	1.02%(d)	1.03%	1.02%	1.06%	1.09%	1.07%
Net expenses	0.95%(d)	0.98%	1.02%	1.06%	1.06%	1.06%
Portfolio turnover	43%	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$147,366	$147,614	$92,318	$82,499	$101,203	$89,142

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$16.54	$17.45	$17.38	$14.25	$12.45	$14.53
Income from investment operations:
Net investment income	0.09	0.27	0.23	0.14	0.18	0.24
Net realized and unrealized gain (loss)	(0.39)	(1.05)	0.02	3.15	1.77	(2.30)
Total from investment operations	(0.30)	(0.78)	0.25	3.29	1.95	(2.06)
Distributions from:
Net investment income	(0.24)	(0.13)	(0.18)	(0.16)	(0.15)	(0.02)
Total distributions	(0.24)	(0.13)	(0.18)	(0.16)	(0.15)	(0.02)
Total increase (decrease) in net asset value	(0.54)	(0.91)	0.07	3.13	1.80	(2.08)
Net asset value, ending	$16.00	$16.54	$17.45	$17.38	$14.25	$12.45
Total return (b)	(1.87%)	(4.52%)	1.41%	23.27%	15.80%	(14.20%)
Ratios to average net assets: (c)
Net investment income	1.08%(d)	1.52%	1.27%	0.90%	1.36%	1.56%
Total expenses	1.29%(d)	1.37%	1.31%	1.41%	1.46%	1.51%
Net expenses	1.13%(d)	1.22%	1.31%	1.39%	1.39%	1.39%
Portfolio turnover	43%	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$22,935	$20,491	$17,479	$10,367	$7,535	$7,398

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

26 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 8, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one- and three-year periods ended June 30, 2015 and that the Fund performed below the median of its peer group for the five-year period ended June 30, 2015. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Fund’s performance and noted that, the Adviser had assumed day-to-day responsibility for managing the entire Fund in March 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Adviser was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for certain share classes of the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor is likely to execute its investment strategies consistently over time; (e) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor, and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

28 calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL EQUITY FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Effective July 8, 2016, the Prospectus is hereby amended as follows:
Change of Principal Investment Strategies
The following text under "Investments, Risks and Performance – Principal Investment Strategies" in the Fund Summary is deleted:
The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" in this Prospectus.
Special Investment Programs
The second paragraph under "Special Investment Programs" on page 78 of the Prospectus is deleted and replaced by the following text:
Calvert International Opportunities Fund limits investments in U.S. companies to 10% of net assets, excluding High Social Impact Investments and Special Equities.

[Not Part of Certified Shareholder Report]

This page intentionally left blank.

CALVERT INTERNATIONAL EQUITY FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
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Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

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Calvert Capital Accumulation Fund

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1	President’s Letter
2	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Notes to Financial Statements
19	Financial Highlights
23	Proxy Voting
23	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Michelle Clayman, CFA of New Amsterdam Partners, LLC

Nathanial Paull, CFA of New Amsterdam Partners, LLC
Market Review
Over the past six months, the Russell 1000 Index was up 7.75%, the Russell Midcap Index 5.94%, the Russell Midcap Growth Index 4.72% and the Russell 2000 Index 2.02%. As the numbers show, large cap outpaced small cap over the period, and growth stocks significantly lagged value in the mid cap area. The stock market moved higher in the fourth quarter, sold off sharply in the early weeks of 2016 but rallied just as sharply off of mid-February lows to finish the first quarter off with a modest gain. The volatility was brought on by a number of factors, not the least of which were falling commodity prices, weakening emerging markets, a lackluster earnings season, apprehension over the direction of interest rates domestically and abroad, and uncertainty surrounding the current US Electoral Cycle. 2015 was another year of sub-par GDP growth, and 2016 looks to be following a similar path, with a weak first quarter and the potential for the final number to be even lower than initial estimates.
Investment Strategy and Technique
Our core strategy, which remains unchanged, consists of using a valuation model to identify companies with better than average forecast growth and profitability selling at reasonable valuation multiples. We then subject those quantitatively derived buy candidates to rigorous fundamental analysis and apply prudent portfolio construction rules while ensuring that all eligible buy candidates are consistent with the Calvert Capital Accumulation Fund’s responsible investment critereia. During the past six months, we sold 28 names and bought 28 new positions leaving the total name count unchanged at 44* as of the end of March. Our largest overweight sectors (industrials and utilities) remained the same at the beginning and end of the period as did our largest underweights (the consumer sectors), while materials shifted from a market neutral position to overweight and previously market neutral health care had a less than benchmark representation as of the end of March.
Representative transactions undertaken over the past six months:

•	We sold utilities holding Questar when it was announced it would be acquired by Dominion Resources. We added propane distributor UGI Corp in its place.

•
In financials, Jones Lang LaSalle was sold in part due to its large exposure to struggling Asian markets. Higher expected return name CBRE Group, a commercial real estate company with significantly less Asian exposure, replaced it.

•
We added specialty chemicals name Albemarle to build our materials sector exposure to more closely align with model suggested weights. Albemarle was later sold when it reached its price target, and we purchased Minerals Technologies, a diversified chemicals company, to take its place.

•
Retailer Buckle was sold amid struggling sales driven by weak shopping mall traffic. We added auto parts company Visteon in its place, which went on to reach a price target. Wanting to maintain auto components exposure, late in the period we replaced Visteon with BorgWarner, which specializes in powertrain technologies that improve fuel economy.

* Does not include investments made through the Fund’s High Social Impact Investments Program (0.7% of net assets as of 3/31/16).

2 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	23.6%
Industrials	18.8%
Information Technology	18.4%
Financials	12.3%
Health Care	11.3%
Materials	6.5%
Consumer Staples	4.9%
Utilities	1.7%
Energy	1.1%
Short-Term Investments	0.7%
High Social Impact Investments	0.7%
Total	100%

Fund Performance Relative to the Benchmark
For the six months ending March 31, the Class A shares of the Fund were down 0.47% compared with 4.72% for the Russell Midcap Growth Index and 5.94% for the Russell Midcap Index. The underperformance occurred in the fourth quarter of 2015 and was the result of an abrupt market sentiment switch to a “risk-off” posture, with market leadership shifting to more defensive sectors (utilities, consumer staples) as concerns mounted over struggling emerging markets, weakening commodity prices and the Fed’s first interest rate hike in nine years. 2016 saw something of a reversal of the previous year’s high multiple, momentum stock leadership, as many of the beaten down, lower valuation names from the previous year rallied in the opening months of the year, contributing to the outperformance of the first quarter. Factors that helped performance over the past six months were our focus on higher ROE names and names with relatively low valuations compared to the benchmark; factors that worked against performance included our avoidance of relatively high debt names as well as our under-representation of relatively high dividend yield names within the benchmark. Lastly, compliance with Calvert’s revised social research platform resulted in the sale and replacement of several names which led to a short term drag on performance.
Stock level performance highlights:

•	Stock selection was strong in information technology, led by Super Micro Computer, which was up on strong earnings posted as well as optimism over its new server pipeline.

•	Materials holding Worthington Industries delivered a positive earnings surprise thanks to relative strength in its auto and construction markets.

CALVERT CAPITAL ACCUMULATION FUND
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	-0.47%	-8.92%
Class C	-0.87%	-9.65%
Class I	-0.21%	-8.42%
Class Y	-0.33%	-8.69%
Russell Midcap Growth Index	4.72%	-4.75%
Lipper Mid-Cap Growth Funds Average	0.88%	-8.46%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Ross Stores, Inc.		3.7%
Syntel, Inc.		3.2%
Avnet, Inc.		3.0%
CBOE Holdings, Inc.		2.9%
NeuStar, Inc., Class A		2.9%
Convergys Corp.		2.8%
Deluxe Corp.		2.7%
Worthington Industries, Inc.		2.7%
F5 Networks, Inc.		2.7%
Lennox International, Inc.		2.6%
Total		29.2%

•	Stock selection was weak in consumer discretionary, where Rent-A-Center lost ground on disappointing earnings due to weak gross margins and missteps entering the cell phone market.

•	Industrials holding JetBlue retreated from recent highs when management reduced expectations for passenger revenue metrics at year end.

•	In health care, Lannett was down after announcing disappointing preliminary quarterly results and reduced guidance stemming from weakness of the broader generic drug market.
Positioning and Market Outlook
Based on a lackluster outlook for continued anemic GDP growth and the likelihood of low-to-mid single digit corporate earnings growth, we expect the stock market will continue to rise modestly into year-end, especially if economic statistics improve. The market would welcome a stabilization of energy and other commodity markets, but myriad risks

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 3

abound, including the consequences of China and other emerging markets struggling with low commodity prices and the ever present threat of global terrorism.
We are currently overweight in the industrials, utilities and materials sectors and underweight in the health care and the consumer sectors. We are continuing to stick to our investment discipline of looking for stocks with better than average growth and profitability selling at low multiples, which we expect will continue to prove itself over the long term, particularly since active management tends to add value in low return markets.
New Amsterdam Partners, LLC
May 2016

4 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT CAPITAL ACCUMULATION FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCAFX	-13.24%	6.88%	5.76%
Class C (with max. load)	CCACX	-10.55%	7.07%	5.44%
Class I	CCPIX	-8.42%	8.59%	7.07%
Class Y	CCAYX	-8.69%	8.14%	6.39%
Russell Midcap Growth Index		-4.75%	9.99%	7.43%
Lipper Mid-Cap Growth Funds Average		-8.46%	7.58%	5.98%

Calvert Capital Accumulation Fund first offered Class Y shares on January 31, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.35%	$1,000.00	$995.30	$6.73
Hypothetical (5% return per year before expenses)	1.35%	$1,000.00	$1,018.25	$6.81
Class C
Actual	2.15%	$1,000.00	$991.30	$10.70
Hypothetical (5% return per year before expenses)	2.15%	$1,000.00	$1,014.25	$10.83
Class I
Actual	0.83%	$1,000.00	$997.90	$4.15
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.85	$4.19
Class Y
Actual	1.05%	$1,000.00	$996.70	$5.24
Hypothetical (5% return per year before expenses)	1.05%	$1,000.00	$1,019.75	$5.30

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

6 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 98.1%
Air Freight & Logistics - 2.6%
Hub Group, Inc., Class A *	303,000	12,359,370

Airlines - 2.3%
JetBlue Airways Corp. *	527,300	11,136,576

Auto Components - 4.7%
BorgWarner, Inc.	319,600	12,272,640
Gentherm, Inc. *	247,600	10,297,684
		22,570,324

Banks - 2.1%
ServisFirst Bancshares, Inc.	229,800	10,203,120

Building Products - 2.6%
Lennox International, Inc.	92,700	12,532,113

Chemicals - 1.9%
Minerals Technologies, Inc.	161,200	9,164,220

Commercial Services & Supplies - 2.7%
Deluxe Corp.	208,900	13,054,161

Communications Equipment - 2.7%
F5 Networks, Inc. *	120,800	12,786,680

Containers & Packaging - 1.9%
Owens-Illinois, Inc. *	560,700	8,948,772

Diversified Financial Services - 5.3%
CBOE Holdings, Inc.	214,100	13,987,153
FactSet Research Systems, Inc.	77,100	11,682,963
		25,670,116

Electronic Equipment & Instruments - 3.0%
Avnet, Inc.	324,600	14,379,780

Energy Equipment & Services - 1.1%
FMC Technologies, Inc. *	202,000	5,526,720

Gas Utilities - 1.6%
UGI Corp.	197,400	7,953,246

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Equipment & Supplies - 4.3%
Globus Medical, Inc., Class A *	460,500	10,936,875
Varian Medical Systems, Inc. *	125,400	10,034,508
		20,971,383

Health Care Providers & Services - 4.4%
AmerisourceBergen Corp.	128,400	11,113,020
Laboratory Corporation of America Holdings *	87,500	10,248,875
		21,361,895

Hotels, Restaurants & Leisure - 1.4%
International Speedway Corp., Class A	176,810	6,526,057

Insurance - 2.5%
Reinsurance Group of America, Inc.	123,800	11,915,750

IT Services - 8.9%
Convergys Corp.	479,700	13,321,269
NeuStar, Inc., Class A *	567,800	13,967,880
Syntel, Inc. *	312,400	15,598,132
		42,887,281

Life Sciences - Tools & Services - 1.0%
Mettler-Toledo International, Inc. *	13,975	4,818,021

Machinery - 1.7%
Graco, Inc.	100,600	8,446,376

Media - 2.5%
Scripps Networks Interactive, Inc., Class A	181,900	11,914,450

Metals & Mining - 2.7%
Worthington Industries, Inc.	364,900	13,005,036

Multiline Retail - 2.6%
Big Lots, Inc.	272,000	12,318,880

Personal Products - 4.9%
Inter Parfums, Inc.	370,800	11,457,720
USANA Health Sciences, Inc. *	99,500	12,081,290
		23,539,010

Pharmaceuticals - 1.4%
Impax Laboratories, Inc. *	215,300	6,893,906

Professional Services - 2.3%
Robert Half International, Inc.	234,300	10,913,694

8 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Real Estate Management & Development - 2.3%
CBRE Group, Inc., Class A *	389,300	11,219,626

Road & Rail - 2.3%
Avis Budget Group, Inc. *	409,730	11,210,213

Software - 1.3%
MicroStrategy, Inc., Class A *	35,000	6,290,200

Specialty Retail - 8.7%
GNC Holdings, Inc., Class A	209,000	6,635,750
Lithia Motors, Inc., Class A	127,500	11,134,575
Ross Stores, Inc.	309,000	17,891,100
Select Comfort Corp. *	332,200	6,441,358
		42,102,783

Technology Hardware, Storage & Peripherals - 2.5%
Super Micro Computer, Inc. *	352,800	12,023,424

Textiles, Apparel & Luxury Goods - 3.7%
Fossil Group, Inc. *	120,200	5,339,284
PVH Corp.	123,800	12,263,628
		17,602,912

Trading Companies & Distributors - 2.2%
United Rentals, Inc. *	170,100	10,578,519

Total Common Stocks (Cost $454,202,702)		472,824,614

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Social Investment Foundation Notes:
0.50%, 3/18/17 (a)(b)	1,200,000	1,152,864
0.25%, 7/1/17 (a)(b)	1,419,488	1,397,046
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(c)	309,000	285,825
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(c)	398,000	364,170

Total High Social Impact Investments (Cost $3,326,488)		3,199,905

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.7%
State Street Bank Time Deposit, 0.278%, 4/1/16	3,606,790	3,606,790

Total Time Deposit (Cost $3,606,790)		3,606,790

TOTAL INVESTMENTS (Cost $461,135,980) - 99.5%		479,631,309
Other assets and liabilities, net - 0.5%		2,211,250
NET ASSETS - 100.0%		$481,842,559

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Restricted securities represent 0.7% of the net assets of the Fund.
(b) This security was valued under the direction of the Board of Directors. See Note A.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	1,200,000
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	1,419,488
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	309,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	398,000
See notes to financial statements.

10 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $461,135,980) - see accompanying schedule	$479,631,309
Receivable for securities sold	23,917,463
Receivable for shares sold	873,823
Dividends and interest receivable	232,319
Directors' deferred compensation plan	275,184
Total assets	504,930,098

LIABILITIES
Payable for securities purchased	21,752,582
Payable for shares redeemed	612,810
Payable to Calvert Investment Management, Inc.	259,044
Payable to Calvert Investment Distributors, Inc.	66,007
Payable to Calvert Investment Administrative Services, Inc.	44,087
Payable to Calvert Investment Services, Inc.	7,048
Directors' deferred compensation plan	275,184
Accrued expenses and other liabilities	70,777
Total liabilities	23,087,539
NET ASSETS	$481,842,559

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,894,205 shares outstanding	$185,846,238
Class C: 1,241,472 shares outstanding	29,967,263
Class I: 6,470,564 shares outstanding	234,693,459
Class Y: 666,446 shares outstanding	20,955,572
Undistributed net investment income	4,340,261
Accumulated net realized gain (loss)	(12,455,563)
Net unrealized appreciation (depreciation)	18,495,329
NET ASSETS	$481,842,559

NET ASSET VALUE PER SHARE
Class A (based on net assets of $208,021,917)	$30.17
Class C (based on net assets of $27,715,810)	$22.32
Class I (based on net assets of $225,722,604)	$34.88
Class Y (based on net assets of $20,382,228)	$30.58
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

CALVERT CAPITAL ACCUMULATION FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income	$7,096,109
Interest income	6,832
Total investment income	7,102,941

Expenses:
Investment advisory fee	1,576,882
Administrative fees	389,028
Transfer agency fees and expenses	255,920
Distribution Plan expenses:
Class A	262,431
Class C	141,207
Directors' fees and expenses	24,316
Accounting fees	50,426
Custodian fees	33,297
Professional fees	20,393
Registration fees	33,074
Reports to shareholders	28,097
Miscellaneous	9,374
Total expenses	2,824,445
Administrative fees waived	(61,765)
Net expenses	2,762,680
NET INVESTMENT INCOME	4,340,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	5,435,233

Change in unrealized appreciation (depreciation)	(12,160,236)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,725,003)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,384,742)
See notes to financial statements.

12 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income (loss)	$4,340,261	($1,153,687)
Net realized gain (loss)	5,435,233	30,888,315
Change in unrealized appreciation (depreciation)	(12,160,236)	(15,807,702)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,384,742)	13,926,926

Distributions to shareholders from:
Net realized gain:
Class A shares	(20,253,194)	(30,865,909)
Class B shares (a)	—	(251,625)
Class C shares	(3,586,836)	(4,946,653)
Class I shares	(19,759,432)	(20,496,886)
Class Y shares	(1,435,594)	(1,536,994)
Total distributions	(45,035,056)	(58,098,067)

Capital share transactions:
Shares sold:
Class A shares (b)	16,293,696	40,170,404
Class B shares (a)	—	4,705
Class C shares	2,517,944	5,890,514
Class I shares	44,144,345	112,345,198
Class Y shares	10,139,968	5,526,066
Reinvestment of distributions:
Class A shares	19,092,499	28,980,344
Class B shares (a)	—	238,368
Class C shares	3,032,821	4,103,071
Class I shares	13,922,616	11,967,403
Class Y shares	1,423,382	1,529,030
Redemption fees:
Class A shares	—	210
Class C shares	—	2
Class I shares	—	191
Shares redeemed:
Class A shares	(28,892,780)	(40,881,939)
Class B shares (a)(b)	—	(1,716,203)
Class C shares	(3,750,225)	(3,811,253)
Class I shares	(48,041,082)	(26,371,471)
Class Y shares	(3,144,217)	(3,626,477)
Total capital share transactions	26,738,967	134,348,163

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,680,831)	90,177,022
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

CALVERT CAPITAL ACCUMULATION FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Beginning of period	$502,523,390	$412,346,368
End of period (including undistributed net investment income of $4,340,261 and $0, respectively)	$481,842,559	$502,523,390

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	530,519	1,124,697
Class B shares (a)	—	151
Class C shares	106,300	215,070
Class I shares	1,255,799	2,747,606
Class Y shares	334,525	152,704
Reinvestment of distributions:
Class A shares	633,250	877,129
Class B shares (a)	—	9,308
Class C shares	135,636	160,905
Class I shares	399,960	319,557
Class Y shares	46,623	45,862
Shares redeemed:
Class A shares	(954,164)	(1,148,492)
Class B shares (a)(c)	—	(60,520)
Class C shares	(165,083)	(138,297)
Class I shares	(1,393,798)	(662,101)
Class Y shares	(103,442)	(101,580)
Total capital share activity	826,125	3,541,999

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $1,366,911 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 48,012 shares redeemed from Class B shares and 37,024 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

14 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. The Fund also offered Class B shares; however all Class B shares were converted to Class A shares effective April 20, 2015 and are no longer available. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2016, securities valued at $3,199,905, or 0.7% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of March 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$472,824,614	$—	$—	$472,824,614
High Social Impact Investments	—	2,549,910	649,995	3,199,905
Time Deposit	—	3,606,790	—	3,606,790

TOTAL	$472,824,614	$6,156,700	$649,995^	$479,631,309

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the period.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.

16 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.59%, 2.34%, 0.86%, and 1.44% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the contractual expense caps were 1.59%, 2.59%, 0.86%, and 1.44% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees or expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.25% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.13% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the six-month period ended March 31, 2016, CIAS voluntarily waived $54,620.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35%

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $34,854 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended March 31, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $41,522 for the period ended March 31, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $342,053,663 and $349,361,285, respectively.
As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$43,617,004
Unrealized (depreciation)	(25,784,801)
Net unrealized appreciation (depreciation)	$17,832,203
Federal income tax cost of investments	$461,799,106
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2016.
For the six months ended March 31, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$209,697	1.51%	$8,187,488	March 2016
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

18 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$33.41	$36.99	$36.83	$31.45	$26.00	$24.93
Income from investment operations:
Net investment income (loss)	0.24	(0.16)	(0.14)	(0.18)	(0.26)	(0.28)
Net realized and unrealized gain (loss)	(0.40)	1.91	2.94	7.49	7.64	1.35
Total from investment operations	(0.16)	1.75	2.80	7.31	7.38	1.07
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.24)	(3.58)	0.16	5.38	5.45	1.07
Net asset value, ending	$30.17	$33.41	$36.99	$36.83	$31.45	$26.00
Total return (b)	(0.47%)	4.90%	7.90%	24.74%	29.16%	4.29%
Ratios to average net assets: (c)
Net investment income (loss)	1.57%(d)	(0.43%)	(0.36%)	(0.53%)	(0.85%)	(0.93%)
Total expenses	1.39%(d)	1.41%	1.43%	1.48%	1.53%	1.58%
Net expenses	1.35%(d)	1.41%	1.43%	1.48%	1.53%	1.58%
Portfolio turnover	70%	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$208,022	$223,328	$215,683	$207,257	$157,016	$128,755

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$25.62	$29.76	$30.35	$26.44	$22.29	$21.55
Income from investment operations:
Net investment income (loss)	0.08	(0.34)	(0.34)	(0.36)	(0.42)	(0.46)
Net realized and unrealized gain (loss)	(0.30)	1.53	2.39	6.20	6.50	1.20
Total from investment operations	(0.22)	1.19	2.05	5.84	6.08	0.74
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.30)	(4.14)	(0.59)	3.91	4.15	0.74
Net asset value, ending	$22.32	$25.62	$29.76	$30.35	$26.44	$22.29
Total return (b)	(0.87%)	4.09%	7.06%	23.81%	28.11%	3.43%
Ratios to average net assets: (c)
Net investment income (loss)	0.74%(d)	(1.23%)	(1.12%)	(1.30%)	(1.64%)	(1.79%)
Total expenses	2.20%(d)	2.21%	2.19%	2.25%	2.33%	2.44%
Net expenses	2.15%(d)	2.21%	2.19%	2.25%	2.33%	2.44%
Portfolio turnover	70%	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$27,716	$29,837	$27,588	$25,311	$18,630	$12,973

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

20 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$38.05	$41.19	$40.50	$34.18	$27.94	$26.59
Income from investment operations:
Net investment income (loss)	0.37	0.06	0.10	0.03	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.46)	2.13	3.23	8.22	8.22	1.41
Total from investment operations	(0.09)	2.19	3.33	8.25	8.17	1.35
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.17)	(3.14)	0.69	6.32	6.24	1.35
Net asset value, ending	$34.88	$38.05	$41.19	$40.50	$34.18	$27.94
Total return (b)	(0.21%)	5.53%	8.53%	25.55%	30.00%	5.08%
Ratios to average net assets: (c)
Net investment income (loss)	2.11%(d)	0.14%	0.24%	0.08%	(0.16%)	(0.20%)
Total expenses	0.84%(d)	0.83%	0.82%	0.85%	0.88%	0.99%
Net expenses	0.83%(d)	0.83%	0.82%	0.85%	0.86%	0.86%
Portfolio turnover	70%	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$225,723	$236,228	$156,677	$130,705	$83,181	$21,144

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

CALVERT CAPITAL ACCUMULATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)(b)
Net asset value, beginning	$33.78	$37.26	$37.04	$31.56	$26.03	$29.79
Income from investment operations:
Net investment income (loss)	0.29	(0.07)	(0.07)	(0.12)	(0.18)	(0.15)
Net realized and unrealized gain (loss)	(0.41)	1.92	2.93	7.53	7.64	(3.61)
Total from investment operations	(0.12)	1.85	2.86	7.41	7.46	(3.76)
Distributions from:
Net realized gain	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.20)	(3.48)	0.22	5.48	5.53	(3.76)
Net asset value, ending	$30.58	$33.78	$37.26	$37.04	$31.56	$26.03
Total return (c)	(0.33%)	5.16%	8.02%	24.98%	29.45%	(12.62%)
Ratios to average net assets: (d)
Net investment income (loss)	1.89%(e)	(0.20%)	(0.17%)	(0.36%)	(0.59%)	(0.74%)(e)
Total expenses	1.09%(e)	1.18%	1.26%	1.29%	1.29%	1.49%(e)
Net expenses	1.05%(e)	1.18%	1.26%	1.29%	1.29%	1.44%(e)
Portfolio turnover	70%	74%	81%	73%	63%	65%(f)
Net assets, ending (in thousands)	$20,382	$13,130	$10,871	$14,719	$8,071	$7,968

(a) Per share figures are calculated using the Average Shares Method.
(b) From January 31, 2011 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
(f) Portfolio turnover is not annualized for periods of less than one year.
See notes to financial statements.

22 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 8, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one- and five-year periods ended June 30, 2015, and the Fund performed below the median of its peer group for the three-year period ended June 30, 2015. The data also indicated that the Fund outperformed its Lipper index for the one- and five-year periods ended June 30, 2015, and underperformed its Lipper index for the three-year period ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that the Advisor was not reimbursing any Fund expenses under the expense limitation. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

24 calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED)

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2015 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.
In considering the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board concluded that the subadvisory fee was reasonable in view of the quality of services received by the Fund from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund’s performance; and (f) the Fund’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Fund from the Advisor and Subadvisor, respectively, and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

calvert.com CALVERT CAPITAL ACCUMULATION FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

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CALVERT CAPITAL ACCUMULATION FUND	CALVERT’S FAMILY OF FUNDS
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

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Calvert International Opportunities Fund

Semi-Annual Report March 31, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

1	President's Letter
2	Portfolio Management Discussion
5	Understanding Your Fund's Expenses
6	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Notes to Financial Statements
19	Financial Highlights
23	Proxy Voting
23	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Drew Edwards Advisory Research, Inc.	Greg Gogliotti Trilogy Global Advisors, LP
Market Review
The six-month period got off to a strong start as equity markets around the globe rallied off the sharp market declines of the third quarter of 2015. This strong market sentiment was quashed by growing fears of a slower global economic growth, the first hike in interest rates by the U.S. Fed in almost ten years and continued weakness in commodity prices. Equity prices turned down sharply in the new year only to reverse in mid-February as commodity prices, most notably crude oil prices, appear to have found a bottom and rallied. Improved economic activity in China contributed to investors’ more positive outlook late in the period.
Investment Strategy and Technique
The Fund is subadvised by two managers with complementary investment styles and processes. Advisory Research Inc, a value-oriented fundamental manager, currently manages approximately 60% of the Fund’s assets, while Trilogy Global Advisors, a growth manager, manages the balance of the Fund. There were no changes to the allocation across the managers during the six month period. As of March 31, 2016, the Fund held 107 securities across 26 countries. The Fund’s focus is on developed market equities with 9.7% of the Fund invested in emerging market securities at period end.
Fund Performance Relative to the Benchmark
For the six months ended March 31, 2016, Calvert International Opportunities Fund Class A return was 2.99% versus a return of 5.43% for the MSCI EAFE Small Mid Index. Security selection in the Asia Ex-Japan region was the most significant detractor from returns where holdings in the Industrials and Consumer Staples sectors accounted for most of the regional underperformance. Investment performance was stronger in Europe and Latin America while the Fund’s Japanese holdings performed in line with the benchmark.

•	MRV Engenharia, a Brazilian homebuilder, was one of the Fund’s better performing stocks, doubling in value during the period.

•	China Lesso, a maker of PVC piping, gave ground after having been one of the Fund’s stronger performing stocks earlier in 2015.

•
European holdings benefited from the strong performance of Austevoll Seafood, a Norwegian salmon producer and two software firms, Ubisoft Entertainment and Opera Software, while LED lighting firm Zumtobel and Vienna Insurance underperformed.

As of March 31, 2016, the largest overweight relative to the Fund’s benchmark is to the Financials sector and most significant underweights are in the Industrials and Utilities sector. The largest single country exposure in the Fund is to Japan, but that is also the largest country underweighting relative to the benchmark. Our emerging markets holdings, which make up 9.7% of the Fund’s investments are predominantly focused on Korean and Taiwan based equities, two of the more “developed” emerging markets.
Positioning and Market Outlook
The sharp decline by equities at the start of the year revealed how sensitive market sentiment is right now. With equity valuations above historical averages, markets are more vulnerable to shocks from some of the negative catalysts currently in the global economy, such as slowing growth in China and increased geopolitical risk.
An improving U.S. economy, albeit with sluggish growth, should allow the Fed to continue on its tightening path, though this process will likely be slow and policy will remain accommodative. This contrasts with other global central banks, such as the ECB and BOJ, which remain committed to further easing. However, market enthusiasm for global quantitative easing might continue to wane if robust economic recovery doesn’t follow.

2 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	27.4%
Industrials	18.1%
Consumer Discretionary	16.4%
Materials	10.9%
Information Technology	8.9%
Consumer Staples	7.2%
Health Care	4.6%
Short-Term Investments	4.4%
Telecommunication Services	0.8%
Energy	0.7%
High Social Impact Investments	0.6%
Total	100%

Even though the U.S. economy is relatively well-insulated, it is not immune from a global economic slowdown. As expected, concerns about global economic conditions contributed to the Fed’s decision to dial down rate hike expectations. The euro and yen both responded by strengthening relative to the dollar, which may be a headwind for Japanese and eurozone companies if this trend continues.
Advisory Research, Inc. and Trilogy Global Advisors, LP
May 2016

CALVERT INTERNATIONAL OPPORTUNITIES FUND
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	2.99%	-3.56%
Class C	2.50%	-4.39%
Class I	3.29%	-3.04%
Class Y	3.21%	-3.29%
MSCI EAFE Small/Mid Cap Index	5.43%	0.29%
Lipper International Small/Mid Cap Core Funds Average	3.16%	-2.70%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Smurfit Kappa Group plc		2.2%
Austevoll Seafood ASA		2.1%
Buzzi Unicem SpA		1.8%
BUWOG AG		1.6%
Gulliver International Co. Ltd.		1.5%
OC Oerlikon Corp. AG		1.5%
Koninklijke DSM NV		1.5%
Horiba Ltd.		1.4%
Wendel SA		1.4%
Metsa Board Oyj		1.4%
Total		16.4%

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 3

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INTERNATIONAL OPPORTUNITIES FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	Since Inception (5/31/2007)
Class A (with max. load)	CIOAX	-8.16%	3.87%	0.79%
Class C (with max. load)	COICX	-5.35%	3.99%	0.52%
Class I	COIIX	-3.04%	5.39%	1.81%
Class Y	CWVYX	-3.29%	5.16%	1.54%
MSCI EAFE Small/Mid Cap Index		0.29%	4.84%	0.84%
Lipper International Small/Mid Cap Core Funds Average		-2.70%	2.81%	0.13%

Calvert International Opportunities Fund first offered Class C shares on July 31, 2007 and Class Y shares on October 31, 2008. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class C and Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.51%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

4 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.49%	$1,000.00	$1,029.90	$7.56
Hypothetical (5% return per year before expenses)	1.49%	$1,000.00	$1,017.55	$7.52
Class C
Actual	2.47%	$1,000.00	$1,025.00	$12.50
Hypothetical (5% return per year before expenses)	2.47%	$1,000.00	$1,012.65	$12.43
Class I
Actual	1.08%	$1,000.00	$1,032.90	$5.49
Hypothetical (5% return per year before expenses)	1.08%	$1,000.00	$1,019.60	$5.45
Class Y
Actual	1.19%	$1,000.00	$1,032.10	$6.05
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,019.05	$6.01

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 94.1%
Australia - 2.2%
GrainCorp Ltd.	249,665	1,444,987
Orora Ltd.	773,996	1,485,298
Tassal Group Ltd.	454,315	1,332,157
		4,262,442

Austria - 3.1%
BUWOG AG*	144,872	3,114,963
Vienna Insurance Group AG Wiener Versicherung Gruppe	57,401	1,215,902
Wienerberger AG	88,080	1,693,231
		6,024,096

Canada - 2.7%
Entertainment One Ltd.	675,826	1,474,278
Intertape Polymer Group, Inc.	99,250	1,423,869
Martinrea International, Inc.	128,047	1,012,768
Methanex Corp.	39,748	1,278,971
		5,189,886

China - 0.9%
China Lesso Group Holdings Ltd.	3,138,550	1,683,216

Denmark - 1.0%
Matas A/S	91,426	1,851,464

Finland - 2.7%
Cramo Oyj	71,851	1,481,896
Metsa Board Oyj	397,635	2,662,738
Tieto Oyj	44,461	1,160,540
		5,305,174

France - 5.9%
Cie Generale des Etablissements Michelin	25,820	2,644,400
Eurazeo SA	28,021	1,896,194
Groupe Fnac SA*	3,870	243,330
Saft Groupe SA	63,137	1,911,915
UBISOFT Entertainment*	66,891	2,102,535
Wendel SA	24,580	2,677,803
		11,476,177

Georgia - 0.4%
BGEO Groupe plc	23,930	697,862

6 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Germany - 8.6%
Aareal Bank AG	33,230	1,077,796
Aurelius AG	34,659	2,111,719
DMG Mori AG	46,729	2,177,652
Gerresheimer AG	9,865	774,412
RHOEN-KLINIKUM AG	67,534	2,103,518
STADA Arzneimittel AG	42,122	1,673,455
Talanx AG	70,243	2,400,687
Tom Tailor Holding AG*	313,877	1,541,720
Wacker Neuson SE	105,624	1,681,652
XING AG	6,458	1,185,209
		16,727,820

Greece - 0.7%
Tsakos Energy Navigation Ltd.	224,529	1,387,589

Hong Kong - 0.9%
Man Wah Holdings Ltd.	934,351	1,186,489
Techtronic Industries Co. Ltd.	118,310	468,249
		1,654,738

India - 0.4%
Yes Bank Ltd.	64,154	839,919

Ireland - 2.2%
Smurfit Kappa Group plc	161,839	4,174,628

Israel - 0.4%
NICE-Systems Ltd.	11,368	736,533

Italy - 4.8%
Azimut Holding SpA	62,100	1,432,132
Banca Generali SpA	46,885	1,380,260
Banca IFIS SpA	41,976	1,391,585
Buzzi Unicem SpA	205,479	3,554,607
Cementir Holding SpA	301,695	1,509,714
		9,268,298

Japan - 20.9%
Alps Electric Co. Ltd.	63,686	1,111,326
Azbil Corp.	54,800	1,404,178
Chiyoda Corp.	184,841	1,356,284
Chugoku Marine Paints Ltd.	216,000	1,425,464
Daiichikosho Co. Ltd.	46,540	2,028,247
Daiseki Co. Ltd.	98,600	1,615,344
Gulliver International Co. Ltd.	229,281	2,856,963
Haseko Corp.	152,859	1,424,790
Hino Motors Ltd.	104,803	1,134,391
Hogy Medical Co. Ltd.	33,700	1,810,362
Horiba Ltd.	73,300	2,738,115

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Japan Aviation Electronics Industry Ltd.	170,000	1,992,796
Leopalace21 Corp.	261,107	1,579,159
Makita Corp.	21,725	1,348,695
Nishio Rent All Co. Ltd.	54,400	1,289,904
Ryosan Co. Ltd.	80,100	2,003,302
Secom Co. Ltd.	32,400	2,410,801
Shinsei Bank Ltd.	752,000	983,181
Ship Healthcare Holdings, Inc.	95,097	2,397,830
SKY Perfect JSAT Holdings, Inc.	396,900	2,312,176
Stanley Electric Co. Ltd.	38,043	861,115
Star Micronics Co. Ltd.	165,900	1,862,105
Sumitomo Real Estate Sales Co. Ltd.	38,400	740,097
Toyota Industries Corp.	40,800	1,836,154
		40,522,779

Luxembourg - 1.1%
Grand City Properties SA	89,677	2,062,998

Malaysia - 1.2%
PureCircle Ltd.*	426,720	2,327,168

Netherlands - 2.5%
BinckBank NV	169,240	1,262,440
Delta Lloyd NV	180,834	841,070
Koninklijke DSM NV	51,255	2,821,398
		4,924,908

Norway - 2.8%
Austevoll Seafood ASA	481,397	3,966,196
Skandiabanken ASA*(a)	295,131	1,519,727
		5,485,923

South Korea - 5.0%
BGF retail Co. Ltd.	7,820	1,121,441
DGB Financial Group, Inc.	286,380	2,228,736
Dongbu Insurance Co. Ltd.	11,280	748,646
Hankook Tire Worldwide Co. Ltd.	100,974	2,026,367
Samsung SDI Co. Ltd.	19,293	1,670,171
SL Corp.	130,574	1,843,975
		9,639,336

Spain - 1.1%
Ebro Foods SA	93,700	2,047,235

Sweden - 2.4%
BillerudKorsnas AB	42,319	693,501
Hoist Finance AB*(a)	157,260	1,407,983
Industrivarden AB, Class C	146,673	2,506,844
		4,608,328

8 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Switzerland - 5.3%
Baloise Holding AG	15,103	1,925,997
Bucher Industries AG	6,674	1,627,669
GAM Holding AG*	166,528	2,415,590
OC Oerlikon Corp. AG*	273,790	2,834,330
Oriflame Holding AG*	76,972	1,535,134
		10,338,720

Taiwan - 3.0%
China Life Insurance Co. Ltd.	2,382,059	1,831,841
Feng TAY Enterprise Co. Ltd.	157,000	834,172
PChome Online, Inc.	97,000	1,068,434
Teco Electric and Machinery Co. Ltd.	2,616,000	2,133,669
		5,868,116

United Kingdom - 11.9%
Ashtead Group plc	120,963	1,502,884
Beazley plc	219,359	1,134,947
Bovis Homes Group plc	187,843	2,516,153
Close Brothers Group plc	42,089	763,813
Fenner plc	734,156	1,430,496
Inmarsat plc	103,185	1,460,802
Investec plc	182,841	1,347,493
Kennedy Wilson Europe Real Estate plc	157,643	2,654,549
Kingfisher plc	457,849	2,480,144
N Brown Group plc	426,456	2,004,081
Northgate plc	207,555	1,203,408
Speedy Hire plc	4,116,112	2,308,399
Virgin Money Holdings UK plc	398,896	2,116,057
		22,923,226

Total Common Stocks (Cost $180,905,094)		182,028,579

RIGHTS - 0.1%
Delta Lloyd NV (Expiring 4/7/16)*	180,834	251,456

Total Rights (Cost $790,087)		251,456

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17 (b)(c)	1,000,000	960,720
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	111,000	102,675
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	142,000	129,930

Total High Social Impact Investments (Cost $1,253,000)		1,193,325

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.4%
State Street Bank Time Deposit, 0.278%, 4/1/16	8,517,316	8,517,316

Total Time Deposit (Cost $8,517,316)		8,517,316

TOTAL INVESTMENTS (Cost $191,465,497) - 99.2%		191,990,676
Other assets and liabilities, net - 0.8%		1,521,803
NET ASSETS - 100.0%		$193,512,479

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Restricted securities represent 0.6% of the net assets of the Fund.
(c) This security was valued under the direction of the Board of Directors. See Note A.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.

Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	1,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	111,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	142,000
See notes to financial statements.

10 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $191,465,497) - see accompanying schedule	$191,990,676
Cash denominated in foreign currencies (Cost $624,428)	638,434
Receivable for shares sold	401,340
Dividends and interest receivable	888,462
Directors' deferred compensation plan	106,969
Total assets	194,025,881

LIABILITIES
Payable for securities purchased	23,378
Payable for shares redeemed	160,643
Payable for foreign cap gain taxes	8,604
Payable to Calvert Investment Management, Inc.	118,607
Payable to Calvert Investment Distributors, Inc.	26,008
Payable to Calvert Investment Administrative Services, Inc.	19,086
Payable to Calvert Investment Services, Inc.	1,532
Directors' deferred compensation plan	106,969
Accrued expenses and other liabilities	48,575
Total liabilities	513,402
NET ASSETS	$193,512,479

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,337,649 shares outstanding	$107,558,183
Class C: 357,524 shares outstanding	5,001,957
Class I: 3,092,301 shares outstanding	44,040,282
Class Y: 2,797,298 shares outstanding	41,497,284
Distributions in excess of net investment income	(432,581)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,683,864)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	531,218
NET ASSETS	$193,512,479

NET ASSET VALUE PER SHARE
Class A (based on net assets of $105,895,720)	$14.43
Class C (based on net assets of $5,061,566)	$14.16
Class I (based on net assets of $43,927,259)	$14.21
Class Y (based on net assets of $38,627,934)	$13.81

See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $123,345)	$1,532,546
Interest income	8,765
Total investment income	1,541,311

Expenses:
Investment advisory fee	688,724
Administrative fees	200,547
Transfer agency fees and expenses	88,696
Distribution Plan expenses:
Class A	125,839
Class C	25,591
Directors' fees and expenses	7,997
Accounting fees	21,634
Custodian fees	81,011
Professional fees	16,578
Registration fees	26,557
Reports to shareholders	10,693
Miscellaneous	8,931
Total expenses	1,302,798
Reimbursement from Advisor:
Class C	(2,745)
Administrative fees waived	(44,836)
Net expenses	1,255,217
NET INVESTMENT INCOME	286,094

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(4,436,767)
Foreign currency transactions	(3,733)
(4,440,500)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	9,854,421
Assets and liabilities denominated in foreign currencies	35,009
9,889,430

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,448,930

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,735,024
See notes to financial statements.

12 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$286,094	$1,383,513
Net realized gain (loss)	(4,440,500)	6,366,300
Change in unrealized appreciation (depreciation)	9,889,430	(17,037,083)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,735,024	(9,287,270)

Distributions to shareholders from:
Net investment income:
Class A shares	(768,140)	(620,616)
Class C shares	—	(11,490)
Class I shares	(496,125)	(485,711)
Class Y shares	(389,709)	(116,873)
Net realized gain:
Class A shares	(3,241,863)	(3,083,385)
Class C shares	(173,186)	(281,879)
Class I shares	(1,423,627)	(1,909,381)
Class Y shares	(1,206,553)	(1,123,889)
Total distributions	(7,699,203)	(7,633,224)

Capital share transactions:
Shares sold:
Class A shares	13,192,941	70,117,426
Class C shares	510,831	1,517,680
Class I shares	6,858,093	15,348,576
Class Y shares	9,742,430	22,957,654
Reinvestment of distributions:
Class A shares	3,890,741	3,435,373
Class C shares	145,104	247,069
Class I shares	1,919,524	2,395,093
Class Y shares	1,463,650	1,061,068
Redemption fees:
Class A shares	—	159
Class Y shares	—	18
Shares redeemed:
Class A shares	(10,250,123)	(15,108,714)
Class C shares	(555,130)	(746,545)
Class I shares	(5,084,061)	(4,886,433)
Class Y shares	(5,427,378)	(4,107,584)
Total capital share transactions	16,406,622	92,230,840

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,442,443	75,310,346
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Beginning of period	$179,070,036	$103,759,690
End of period (including distributions in excess of net investment income of ($432,581) and undistributed net investment income of $935,299, respectively)	$193,512,479	$179,070,036

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	927,588	4,511,728
Class C shares	35,798	98,097
Class I shares	489,575	1,016,025
Class Y shares	713,078	1,530,787
Reinvestment of distributions:
Class A shares	269,484	229,208
Class C shares	10,313	16,844
Class I shares	134,647	162,152
Class Y shares	105,706	74,193
Shares redeemed:
Class A shares	(713,041)	(966,145)
Class C shares	(40,913)	(48,953)
Class I shares	(370,634)	(320,965)
Class Y shares	(401,138)	(280,073)
Total capital share activity	1,160,463	6,022,898
See notes to financial statements.

14 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities,

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2016, securities valued at $1,193,325, or 0.6% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of March 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Common Stocks**	$182,028,579	$—	$—		$182,028,579
Rights	251,456	—	—		251,456
High Social Impact Investments	—	960,720	232,605		1,193,325
Time Deposit	—	8,517,316	—		8,517,316

TOTAL	$182,280,035	$9,478,036	$232,605	^	$191,990,676

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
On March 31, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $146,533,270 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the period.

16 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.66%, 2.41%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the contractual expense caps were 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.30% for Class A, C and Y and 0.15% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.18% for Class A, C and Y shares of the Fund and 0.03% for Class I shares of the Fund (the amount of the administrative fee above 0.12%) for the period from December 1, 2015 through January 31, 2016. During the six-month period ended March 31, 2016, CIAS voluntarily waived $44,836.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $6,948 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended March 31, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,380 for the period ended March 31, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $48,904,733 and $43,106,015, respectively.
As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$14,565,591
Unrealized (depreciation)	(14,824,240)
Net unrealized appreciation (depreciation)	($258,649)
Federal income tax cost of investments	$192,249,325
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2016.
For the six months ended March 31, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$6,501	1.53%	$716,417	December 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

18 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$14.58	$16.42	$15.76	$12.59	$10.57	$12.43
Income from investment operations:
Net investment income	0.01	0.14	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss)	0.42	(0.83)	0.66	3.19	2.01	(1.93)
Total from investment operations	0.43	(0.69)	0.81	3.33	2.14	(1.83)
Distributions from:
Net investment income	(0.11)	(0.18)	(0.15)	(0.16)	(0.12)	(0.03)
Net realized gain	(0.47)	(0.97)	—	—	—	—
Total distributions	(0.58)	(1.15)	(0.15)	(0.16)	(0.12)	(0.03)
Total increase (decrease) in net asset value	(0.15)	(1.84)	0.66	3.17	2.02	(1.86)
Net asset value, ending	$14.43	$14.58	$16.42	$15.76	$12.59	$10.57
Total return (b)	2.99%	(4.32%)	5.14%	26.70%	20.52%	(14.78%)
Ratios to average net assets: (c)
Net investment income	0.19%(d)	0.88%	0.88%	1.04%	1.10%	0.68%
Total expenses	1.55%(d)	1.69%	1.85%	2.13%	2.35%	2.21%
Net expenses	1.49%(d)	1.66%	1.66%	1.66%	1.66%	1.66%
Portfolio turnover	25%	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$105,896	$99,908	$50,540	$45,563	$27,406	$24,874

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$14.28	$16.08	$15.44	$12.30	$10.32	$12.20
Income from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.01)	0.02	0.04	(0.01)
Net realized and unrealized gain (loss)	0.41	(0.76)	0.66	3.14	1.95	(1.87)
Total from investment operations	0.35	(0.79)	0.65	3.16	1.99	(1.88)
Distributions from:
Net investment income	—	(0.04)	(0.01)	(0.02)	(0.01)	—
Net realized gain	(0.47)	(0.97)	—	—	—	—
Total distributions	(0.47)	(1.01)	(0.01)	(0.02)	(0.01)	—
Total increase (decrease) in net asset value	(0.12)	(1.80)	0.64	3.14	1.98	(1.88)
Net asset value, ending	$14.16	$14.28	$16.08	$15.44	$12.30	$10.32
Total return (b)	2.50%	(5.09%)	4.20%	25.70%	19.31%	(15.41%)
Ratios to average net assets: (c)
Net investment income (loss)	(0.83%)(d)	(0.18%)	(0.08%)	0.17%	0.30%	(0.13%)
Total expenses	2.64%(d)	2.72%	2.81%	3.27%	3.65%	3.48%
Net expenses	2.47%(d)	2.50%	2.50%	2.50%	2.50%	2.50%
Portfolio turnover	25%	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$5,062	$5,030	$4,605	$3,282	$2,363	$1,831

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

20 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$14.38	$16.19	$15.54	$12.37	$10.36	$12.17
Income from investment operations:
Net investment income	0.04	0.19	0.20	0.25	0.21	0.15
Net realized and unrealized gain (loss)	0.43	(0.80)	0.66	3.10	1.93	(1.88)
Total from investment operations	0.47	(0.61)	0.86	3.35	2.14	(1.73)
Distributions from:
Net investment income	(0.17)	(0.23)	(0.21)	(0.18)	(0.13)	(0.08)
Net realized gain	(0.47)	(0.97)	—	—	—	—
Total distributions	(0.64)	(1.20)	(0.21)	(0.18)	(0.13)	(0.08)
Total increase (decrease) in net asset value	(0.17)	(1.81)	0.65	3.17	2.01	(1.81)
Net asset value, ending	$14.21	$14.38	$16.19	$15.54	$12.37	$10.36
Total return (b)	3.29%	(3.86%)	5.58%	27.43%	20.89%	(14.32%)
Ratios to average net assets: (c)
Net investment income	0.59%(d)	1.22%	1.24%	1.76%	1.76%	1.11%
Total expenses	1.09%(d)	1.15%	1.18%	1.43%	1.70%	1.54%
Net expenses	1.08%(d)	1.15%	1.18%	1.20%	1.20%	1.20%
Portfolio turnover	25%	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$43,927	$40,833	$32,079	$24,130	$8,771	$4,174

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$13.99	$15.68	$15.03	$11.94	$10.00	$11.72
Income from investment operations:
Net investment income	0.03	0.14	0.11	0.18	0.15	0.13
Net realized and unrealized gain (loss)	0.41	(0.77)	0.70	3.03	1.90	(1.83)
Total from investment operations	0.44	(0.63)	0.81	3.21	2.05	(1.70)
Distributions from:
Net investment income	(0.15)	(0.09)	(0.16)	(0.12)	(0.11)	(0.02)
Net realized gain	(0.47)	(0.97)	—	—	—	—
Total distributions	(0.62)	(1.06)	(0.16)	(0.12)	(0.11)	(0.02)
Total increase (decrease) in net asset value	(0.18)	(1.69)	0.65	3.09	1.94	(1.72)
Net asset value, ending	$13.81	$13.99	$15.68	$15.03	$11.94	$10.00
Total return (b)	3.21%	(4.11%)	5.40%	27.06%	20.69%	(14.52%)
Ratios to average net assets: (c)
Net investment income	0.50%(d)	0.92%	0.68%	1.31%	1.36%	1.04%
Total expenses	1.25%(d)	1.42%	1.48%	1.90%	2.49%	2.68%
Net expenses	1.19%(d)	1.41%	1.41%	1.41%	1.41%	1.41%
Portfolio turnover	25%	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$38,628	$33,299	$16,536	$5,138	$1,638	$1,519

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Annualized.
See notes to financial statements.

22 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 8, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and each Subadvisor.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund ‘s investment performance, expenses and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and each Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer universe for the one- and three-year periods ended June 30, 2015, and at the median of its peer universe for the five-year period ended June 30, 2015. The data also indicated that the Fund outperformed its Lipper index for the one- and three-year periods ended June 30, 2015, and underperformed its Lipper index for the five-year period ended June 30, 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fees to the Subadvisors. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Subadvisors relating to their respective operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement; each Subadvisor’s risk management processes; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history.

24 calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED)

Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by each Subadvisor under the respective Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2015 as compared to the Fund’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors.
In considering the cost of services provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fees under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. The Board took into consideration the fees each Subadvisor charges to other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board concluded that the subadvisory fees were reasonable in view of the quality of the services received by the Fund from the Subadvisors. Because the Advisor pays the Subadvisors’ subadvisory fees and the subadvisory fees were negotiated at arm’s length by the Advisor, the cost of services provided by the Subadvisors and the profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that each Subadvisor’s subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.
In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund‘s advisory and subadvisory fees are reasonable in view of the services received by the Fund from the Advisor and Subadvisors. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
February 1, 2016
Date of Supplement: March 9, 2016
Pablo Salas of investment subadvisor Trilogy Global Advisors, LP, no longer serves as a portfolio manager for Calvert International Opportunities Fund.
The Prospectus is amended as follows:
The table under “Portfolio Management" in the Fund Summary for Calvert International Opportunities Fund is revised and restated as follows (related text and headings added for ease of reference):
Investment Subadvisors. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”) (each a “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Jonathan P. Brodsky	Managing Director, ARI	Since September 2011
Drew Edwards	Managing Director, ARI	Since September 2011
Marco P. Priani, CFA, CPA, FRM	Managing Director, ARI	Since September 2011
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Manager, Trilogy	Since September 2011
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy	Since September 2011
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy	Since September 2011
The table for Trilogy Global Advisors, LP, under “Management of Fund Investments — More Information About the Advisor, Subadvisors and Portfolio Managers — Calvert International Opportunities Fund” is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Manager, Trilogy. Mr. Sterling has guided the firm since its inception in 1999.	Senior Portfolio Manager
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy. Responsible for day-to-day management of Trilogy’s client portfolios.	Senior Portfolio Manager
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy. Responsible for global research coverage in the consumer discretionary and consumer staples sectors.	Portfolio Manager
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy. Responsible for Trilogy’s quantitative research efforts.	Portfolio Manager

[Not Part of Shareholder Report]

SUPPLEMENT TO:
CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2016
Date of Supplement: March 9, 2016
Change to Portfolio Management Team for Calvert International Opportunities Fund
Pablo Salas of investment subadvisor Trilogy Global Advisors, LP, no longer serves as a portfolio manager for Calvert International Opportunities Fund.
The statement of additional information is therefore revised as follows:
Delete all references to and related information for Pablo Salas from the section “Portfolio Manager Disclosure.”

[Not Part of Shareholder Report]

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
February 1, 2016
Date of Supplement: March 24, 2016
Jonathan P. Brodsky of investment subadvisor Advisory Research, Inc., will no longer serve as a portfolio manager for Calvert International Opportunities Fund.
Effective March 31, 2016, the Prospectus is amended as follows:
The table under “Portfolio Management" in the Fund Summary for Calvert International Opportunities Fund is revised and restated as follows (related text and headings added for ease of reference):
Investment Subadvisors. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”) (each a “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Drew Edwards	Managing Director, ARI	Since September 2011
Marco P. Priani, CFA, CPA, FRM	Managing Director, ARI	Since September 2011
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Manager, Trilogy	Since September 2011
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy	Since September 2011
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy	Since September 2011
The table for Advisory Research, Inc., under “Management of Fund Investments — More Information About the Advisor, Subadvisors and Portfolio Managers — Calvert International Opportunities Fund” is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Drew Edwards	2013 - present: Managing Director, ARI; member of ARI Investment Team 2008 - 2012: Vice President, ARI, member of ARI Investment Team	Portfolio Manager
Marco P. Priani, CFA, CPA, FRM	2013 - present: Managing Director, ARI; member of ARI Investment Team 2006 - 2012: Vice President, ARI; member of ARI Investment Team	Portfolio Manager

[Not Part of Shareholder Report]

SUPPLEMENT TO:
CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2016
Date of Supplement: March 24, 2016
Change to Portfolio Management Team for Calvert International Opportunities Fund
Jonathan P. Brodsky of investment subadvisor Advisory Research, Inc., will no longer serve as a portfolio manager for Calvert International Opportunities Fund.
Effective March 31, 2016, the statement of additional information is therefore revised as follows:
Delete all references to and related information for Jonathan P. Brodsky from the section “Portfolio Manager Disclosure.”

[Not Part of Shareholder Report]

This page intentionally left blank.

CALVERT INTERNATIONAL OPPORTUNITIES FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
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Ultra-Short Income Fund
High Yield Bond Fund
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Balanced and Asset Allocation Funds
Balanced Portfolio
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Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
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U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Emerging Markets Equity Fund

Semi-Annual Report March 31, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

1	President's Letter
2	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
23	Proxy Voting
23	Availability of Quarterly Portfolio Holdings
23	Basis for Board's Approval of Investment Advisory Contracts

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Gary Greenberg of Hermes Investment Management Limited

Elena Tedesco of Hermes Investment Management Limited
Market Review
The Fund’s benchmark, MSCI Emerging Markets Index, returned 6.41% and outperformed Developed Markets indices. Following a turbulent start to the year, Emerging Markets recovered strongly, with several markets supported by a deferral in expectations of further rate rises in the US and consequent Dollar weakness.
Latin America finished the period strongly reversing the fourth quarter regional underperformance. Brazil led returns, rallying 11% on the back of increased expectations for a move to a market friendly Government. Returns were further boosted by a 10% appreciation in the Real relative to the US Dollar in the first quarter. A recovery in commodity prices provided further support to Colombia and Peru.
First quarter improvements in commodity prices have proved supportive for South Africa and Russia while Greece was the worst performing emerging market, dropping 30%, largely due to major declines in banking stocks.
Emerging Asian equities were more mixed. The Indian market ended in negative territory as lack of progress on reforms continued to weigh on sentiment. China also recorded negative returns given Yuan weakness and continued weak economic data prompting the central bank to cut the reserve requirement ratio for banks by 0.5% to provide support. In ASEAN markets, Indonesian stocks were supported by monetary policy easing from the central bank. Thai stocks gained amid some encouraging macroeconomic data and expectations for further stimulus measures. Malaysian equities also posted positive returns.
Investment Strategy and Technique
The Strategy seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
The Strategy normally invests at least 80% of its assets in equity securities of companies located in emerging market countries, seeking those whose products/services or industrial/business practices contribute towards addressing sustainability challenges in their local and/or international markets.
Fund Performance Relative to the Benchmark
Calvert Emerging Markets Equity Fund Class A shares rose 9.67%, outperforming the benchmark by 3.26% driven by strong stock selection, notably in China and Taiwan. Positive country allocation, specifically the overweight Hungary and Indonesia helped offset negative returns from the Fund’s underweight to Korea. At the sector level, stock selection accounted for the majority of outperformance, led by Consumer Discretionary and Information Technology. The Fund’s underweight Energy and Materials detracted as these were the strongest performing sectors.
Bank Rakyat Indonesia benefited from expectations of improving asset quality, lower credit costs and stronger loan growth and the central bank cut in interest rates as inflation continues to trend down which should allow the economy to maintain some momentum in 2016. Tong Yang, the Taiwan auto parts manufacturer rose on solid results. Overall 2015 revenue was up by 6.2% beating expectations. Alibaba rallied after strong results showed an improving monetisation rate driven by its mobile segment and its inclusion into additional MSCI indices at the end of November.

2 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Information Technology	31.7%
Financials	30.0%
Consumer Discretionary	17.7%
Health Care	6.5%
Industrials	6.1%
Consumer Staples	3.4%
Telecommunication Services	2.5%
Utilities	1.2%
Materials	0.8%
High Social Impact Investments	0.1%
Total	100%

Indian stock selection was a detractor, with poor performances from ICICI Bank as the asset quality of the bank deteriorated primarily due to RBI’s assessment of asset reclassification and Tech Mahindra, the IT services provider, due to weak growth in the telecom vertical. Non exposure to Samsung Electronics hurt, as its stock price surged after the company announced better-than-expected results and a share-buyback programme.
Positioning and Market Outlook
We remain overweight Emerging Asia and underweight the other regions. We see Chinese growth as sufficient for quality companies to generate good returns, and this is confirmed by our bottom-up work, and therefore we remain modestly overweight. We added China Biologic Products, a leading fully integrated biopharmaceutical company specialising in blood plasma-based products used as critical therapies during medical emergencies and for the prevention of life-threatening diseases. We see the Indian market as promising as well, as there is a good chance of the rural economy turning up which should benefit new addition Hero Motorcorp, the largest manufacturer of two wheelers in India. Finally, we consider the digitalization of modern life to be an inexorable trend, whether for good or ill, and thus maintain an overweight exposure in technology, through several well managed Taiwanese stocks, as well as internet companies in China and Indian software developer.
We remain underweight in Korea which will have to discount a global economic recovery (which we don’t see) in order to perform strongly, and economic stagnation in Brazil, Peru, South Africa and Greece keep us cautious.
We also trimmed the position in South African supermarket chain Shoprite to make room for a new South African position, Investec, offering long-term growth potential in the affluent segment in South Africa and UK financial services.

CALVERT EMERGING MARKETS EQUITY FUND
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	9.67%	-7.62%
Class C	9.24%	-8.41%
Class I	9.90%	-7.30%
Class Y	9.79%	-7.40%
MSCI Emerging Markets Index	6.41%	-12.03%
Lipper Emerging Markets Funds Average	4.60%	-11.58%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Tencent Holdings Ltd.		5.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)		5.3%
Alibaba Group Holding Ltd. (ADR)		4.0%
Techtronic Industries Co. Ltd.		3.5%
HDFC Bank Ltd. (ADR)		3.2%
Richter Gedeon Nyrt		3.2%
Shenzhen International Holdings Ltd.		3.0%
Bank Rakyat Indonesia Persero Tbk PT		3.0%
KB Financial Group, Inc.		2.9%
Samsung Fire & Marine Insurance Co. Ltd.		2.8%
Total		36.3%

We label our style “Blend” though at present we are more “Quality Growth”. This is based on what we are seeing bottom up, and our view that the top down drivers pushing the market at the minute (weak Dollar, commodity recovery based on Chinese stimulus, OPEC “discipline,” and short covering) have not decisively turned yet. We also believe the market is giving Brazil too much credit: a new Government, if it comes, will face massive challenges, not least a divided population unwilling to accept the wrenching austerity required for moving to a sustainable growth model.
It seems to us that recognition of actual inflation signals will start to figure in Federal Reserve jawboning, and rates will likely rise this year, strengthening the Dollar. This, along with recognition that the Chinese stimulus is moderate and temporary (national indebtedness limits the extent of possible stimulus), will put a lid on the current commodity rally.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 3

Chinese growth has indeed picked up but the hard work of closing excess capacity has barely begun, so we are sceptical that sufficient growth will be generated to keep the commodity rally going. Certainly over the next year, supply will exit, providing a better balance in the new low growth environment we are likely to be in over the next several years.
We think the cyclical outlook for the medium term is positive for Emerging Markets, but it is too early to buy deep value, as the drivers for their recovery are not yet in place, and may indeed not fall into place. Over the year it is possible that conditions improve, in which case some of these stocks may have a medium term future, but we will monitor them and their prospects carefully before making heroic assumptions about mean reversion. High levels of global debt, poor demographics, severe environmental challenges, and relentless technological disruption mean this time is not only different, it is unprecedented.
Thus we think that there is a recovery coming in currencies, commodities and Emerging Markets, over the next year or so, but traders have jumped the gun. Performance lags the benchmark in this environment, but the Fund’s Portfolio is a tight ship and we don’t think we’re in port yet, so we’ll weather this out.
Hermes Investment Management, Limited
May 2016

4 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT EMERGING MARKETS EQUITY FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (10/29/2012)
Class A (with max. load)	CVMAX	-12.04%	1.40%
Class C (with max. load)	CVMCX	-9.33%	1.90%
Class I	CVMIX	-7.30%	3.21%
Class Y	CVMYX	-7.40%	3.13%
MSCI Emerging Markets Index		-12.03%	-2.58%
Lipper Emerging Markets Funds Average		-11.58%	-2.46%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.01%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.66%	$1,000.00	$1,096.70	$8.70
Hypothetical (5% return per year before expenses)	1.66%	$1,000.00	$1,016.70	$8.37
Class C
Actual	2.41%	$1,000.00	$1,092.40	$12.61
Hypothetical (5% return per year before expenses)	2.41%	$1,000.00	$1,012.95	$12.13
Class I
Actual	1.31%	$1,000.00	$1,099.00	$6.87
Hypothetical (5% return per year before expenses)	1.31%	$1,000.00	$1,018.45	$6.61
Class Y
Actual	1.40%	$1,000.00	$1,097.90	$7.34
Hypothetical (5% return per year before expenses)	1.40%	$1,000.00	$1,018.00	$7.06

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

6 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 91.9%
Argentina - 1.1%
Banco Macro SA (ADR)	16,085	1,037,000

Brazil - 4.1%
BB Seguridade Participacoes SA	284,900	2,382,590
Embraer SA (ADR)	50,025	1,318,659
		3,701,249

China - 15.5%
Alibaba Group Holding Ltd. (ADR)*	45,606	3,604,242
China Biologic Products, Inc.*	9,222	1,055,735
China Mengniu Dairy Company Ltd.	1,072,000	1,708,168
Shenzhen International Holdings Ltd.	1,664,904	2,704,439
Tencent Holdings Ltd.	240,200	4,908,171
		13,980,755

Egypt - 0.3%
Commercial International Bank Egypt SAE	55,686	240,994

Hong Kong - 11.3%
AIA Group Ltd.	359,000	2,034,092
Galaxy Entertainment Group Ltd.	671,000	2,512,963
Samsonite International SA	753,259	2,524,847
Techtronic Industries Co. Ltd.	785,000	3,106,887
		10,178,789

Hungary - 3.2%
Richter Gedeon Nyrt	145,400	2,901,900

India - 15.1%
Bharat Forge Ltd.	92,785	1,221,838
Container Corp Of India Ltd.	72,421	1,363,720
HCL Technologies Ltd.	118,266	1,452,642
HDFC Bank Ltd. (ADR)	47,354	2,918,427
Hero MotoCorp. Ltd.	5,505	244,873
Housing Development Finance Corp. Ltd.	23,169	387,302
ICICI Bank Ltd. (ADR)	311,772	2,232,287
Motherson Sumi Systems Ltd.	413,142	1,640,777
Tech Mahindra Ltd.	297,626	2,135,707
		13,597,573

Indonesia - 3.9%
Bank Rakyat Indonesia Persero Tbk PT	3,080,200	2,653,943
Tower Bersama Infrastructure Tbk PT*	1,986,800	872,784
		3,526,727

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mexico - 5.0%
Banregio Grupo Financiero SAB de CV	381,416	2,229,706
Grupo Financiero Banorte SAB de CV	397,867	2,262,559
		4,492,265

Russia - 3.1%
Mail.Ru Group Ltd. (GDR)*	99,492	2,158,976
MMC Norilsk Nickel PJSC (ADR):
BATS Chi-X Europe	49,075	633,558
OTC US	3,059	39,645
		2,832,179

South Africa - 4.8%
Life Healthcare Group Holdings Ltd.	711,126	1,724,434
MTN Group Ltd.	145,538	1,337,298
Shoprite Holdings Ltd.	108,835	1,284,232
		4,345,964

South Korea - 5.7%
KB Financial Group, Inc.	92,878	2,586,712
Samsung Fire & Marine Insurance Co. Ltd.	9,918	2,558,421
		5,145,133

Taiwan - 16.4%
Advantech Co. Ltd.	262,000	1,925,273
Chipbond Technology Corp.	1,061,000	1,714,268
Phison Electronics Corp.	223,982	1,823,368
Siliconware Precision Industries Co. Ltd. (ADR)	192,358	1,533,093
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	182,108	4,771,230
Tong Yang Industry Co. Ltd.	1,278,448	1,920,612
Tung Thih Electronic Co. Ltd.	65,000	1,070,408
		14,758,252

Turkey - 1.2%
Aygaz AS	250,453	1,082,925

United Kingdom - 1.2%
Investec plc	146,344	1,078,519

Total Common Stocks (Cost $82,307,811)		82,900,224

PREFERRED STOCK - 1.9%
Brazil - 1.9%
Itau Unibanco Holding SA	191,314	1,681,283

Total Preferred Stocks (Cost $2,102,900)		1,681,283

8 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
PARTICIPATORY NOTES - 3.4%
China - 3.4%
Gree Electric Appliances, Inc., Merrill Lynch International & Co., 8/31/18*(a)	173,352	522,640
Gree Electric Appliances, Inc., Morgan Stanley Asia Products Ltd. 2/16/18*(a)	241,611	728,434
Hangzhou Hikvision Digital Technology Co., Ltd. Citigroup Global Markets Holdings, Inc. 1/17/17*(a)	84,142	405,613
Hangzhou Hikvision Digital Technology Co., Ltd. Merrill Lynch International & Co., 4/9/19*(a)	290,451	1,398,289
		3,054,976

Total Participatory Notes (Cost $2,762,064)		3,054,976

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.1%
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (a)(b)(c)	43,000	39,775
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (a)(b)(c)	56,000	51,240
		91,015

Total High Social Impact Investments (Cost $99,000)		91,015

TOTAL INVESTMENTS (Cost $87,271,775) - 97.3%		87,727,498
Other assets and liabilities, net - 2.7%		2,470,097
NET ASSETS - 100.0%		$90,197,595

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) This security was valued under the direction of the Board of Directors. See Note A.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.
(c) Restricted securities represent 0.1% of the net assets of the Fund.

Abbreviations:
ADR:	American Depositary Receipts
GDR:	Global Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	43,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	56,000
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $87,271,775) - see accompanying schedule	$87,727,498
Cash	4,620,911
Cash denominated in foreign currencies (Cost $778,060)	788,218
Receivable for securities sold	472,340
Receivable for shares sold	1,327,597
Dividends receivable	126,814
Directors' deferred compensation plan	43,353
Total assets	95,106,731

LIABILITIES
Payable for securities purchased	4,604,414
Payable for shares redeemed	168,937
Payable to Calvert Investment Management, Inc.	56,546
Payable to Calvert Investment Distributors, Inc.	5,561
Payable to Calvert Investment Administrative Services, Inc.	7,744
Payable to Calvert Investment Services, Inc.	288
Directors' deferred compensation plan	43,353
Accrued expenses and other liabilities	22,293
Total liabilities	4,909,136
NET ASSETS	$90,197,595

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 2,089,486 shares outstanding	$26,941,139
Class C: 61,852 shares outstanding	772,296
Class I: 3,835,148 shares outstanding	47,120,151
Class Y: 1,572,970 shares outstanding	18,711,460
Distributions in excess of net investment income	(373,147)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,442,591)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	468,287
NET ASSETS	$90,197,595

NET ASSET VALUE PER SHARE
Class A (based on net assets of $24,758,475)	$11.85
Class C (based on net assets of $725,035)	$11.72
Class I (based on net assets of $45,769,806)	$11.93
Class Y (based on net assets of $18,944,279)	$12.04
See notes to financial statements.

10 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $44,863)	$339,149
Total investment income	339,149

Expenses:
Investment advisory fee	358,315
Administrative fees	68,376
Transfer agency fees and expenses	30,664
Distribution Plan expenses:
Class A	28,672
Class C	3,199
Directors' fees and expenses	3,604
Accounting fees	10,815
Custodian fees	70,898
Professional fees	12,644
Registration fees	23,168
Reports to shareholders	5,301
Miscellaneous	4,491
Total expenses	620,147
Reimbursement from Advisor:
Class A	(31,866)
Class C	(6,545)
Class I	(14,163)
Class Y	(9,872)
Administrative fees waived	(14,413)
Net expenses	543,288
NET INVESTMENT LOSS	(204,139)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(931,477)
Foreign currency transactions	3,801
(927,676)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	8,859,783
Assets and liabilities denominated in foreign currencies	35,840
8,895,623

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,967,947

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,763,808
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income (loss)	($204,139)	$683,729
Net realized gain (loss)	(927,676)	(1,865,800)
Change in unrealized appreciation (depreciation)	8,895,623	(10,089,457)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,763,808	(11,271,528)

Distributions to shareholders from:
Net investment income:
Class A shares	(201,769)	(55,632)
Class C shares	(739)	—
Class I shares	(492,370)	(197,710)
Class Y shares	(124,328)	(7,207)
Net realized gain:
Class A shares	—	(719,225)
Class C shares	—	(19,298)
Class I shares	—	(1,059,703)
Class Y shares	—	(80,750)
Total distributions	(819,206)	(2,139,525)

Capital share transactions:
Shares sold:
Class A shares	8,941,343	21,136,575
Class C shares	174,462	341,215
Class I shares	6,184,534	13,238,700
Class Y shares	13,310,491	11,494,694
Reinvestment of distributions:
Class A shares	173,844	730,848
Class C shares	668	15,018
Class I shares	491,547	1,257,413
Class Y shares	116,687	83,767
Redemption fees:
Class A shares	—	3
Shares redeemed:
Class A shares	(10,023,047)	(14,175,053)
Class C shares	(72,998)	(295,231)
Class I shares	(3,568,652)	(1,547,822)
Class Y shares	(2,600,953)	(6,023,221)
Total capital share transactions	13,127,926	26,256,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,072,528	12,845,853

See notes to financial statements.

12 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Beginning of period	$70,125,067	$57,279,214
End of period (including distributions in excess of net investment income of ($373,147) and undistributed net investment income of $650,198, respectively)	$90,197,595	$70,125,067

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	792,303	1,662,220
Class C shares	15,709	27,020
Class I shares	546,708	1,043,577
Class Y shares	1,173,019	899,948
Reinvestment of distributions:
Class A shares	15,091	58,063
Class C shares	58	1,205
Class I shares	42,411	99,030
Class Y shares	9,973	6,546
Shares redeemed:
Class A shares	(881,115)	(1,126,025)
Class C shares	(6,632)	(22,276)
Class I shares	(310,295)	(128,965)
Class Y shares	(230,839)	(459,427)
Total capital share activity	1,166,391	2,060,916
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common and preferred stocks, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then

14 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Participatory notes are valued based on the value of the underlying equity security as determined using the valuation techniques for equity securities listed above. Participatory notes are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2016, securities valued at $3,145,991, or 3.5% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of March 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$82,900,224	$—	$—	$82,900,224
Preferred Stocks**	1,681,283	—	—	1,681,283
Participatory Notes	—	3,054,976	—	3,054,976
High Social Impact Investments	—	—	91,015	91,015

TOTAL	$84,581,507	$3,054,976	$91,015^	$87,727,498

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
On March 31, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $54,157,567 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the period.
Participatory Notes: The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”), especially in markets where direct investment by the Fund is not possible. P-notes are generally issued by a bank or broker-dealer (the “counterparty”) and are designed to offer a return linked to a particular underlying equity security.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

While the holder of a P-note is entitled to receive from the counterparty any dividends paid by the underlying security, the counterparty retains legal ownership and voting rights of the underlying security. The risks associated with investing in a P-note may include the possible failure of the counterparty to perform its obligations under the terms of the agreement, an inability to liquidate or transfer the notes, and an imperfect correlation between the value of the P-note and the underlying security.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.95% of the average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through
January 31, 2017. The contractual expense caps are 1.62%, 2.37%, 1.27%, and 1.37% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the expense caps were 1.68%, 2.43%, 1.33%, and 1.43% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.35% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.23% (the amount of

16 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the six-month period ended March 31, 2016, CIAS voluntarily waived $13,079.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $3,869 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended March 31, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $4,940 for the period ended March 31, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,951,995 and $10,728,389, respectively.

Capital Loss Carryforwards
NO EXPIRATION DATE
Long-term	($248,421)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.
As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$7,841,820
Unrealized (depreciation)	(8,500,930)
Net unrealized appreciation (depreciation)	($659,110)
Federal income tax cost of investments	$88,386,608
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2016.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

For the six months ended March 31, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$51,032	1.39%	$1,396,771	November 2015
NOTE E — SUBSEQUENT EVENTS
Effective April 29, 2016, the Advisor contractually agreed to further reduce operating expenses for the Fund pursuant to a new expense limitation agreement. The new expense limitations are 1.27%, 2.02%, 0.92% and 1.02% for Class A shares, Class C shares, Class I shares and Class Y shares, respectively. These new expense limitations are effective through January 31, 2018 and do not limit the acquired fund fees and expenses paid indirectly by a shareholder.
In preparing the financial statements as of March 31, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

18 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.90	$13.15	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	(0.05)	0.11	0.08	0.13
Net realized and unrealized gain (loss)	1.10	(1.92)	0.46	1.34
Total from investment operations	1.05	(1.81)	0.54	1.47
Distributions from:
Net investment income	(0.10)	(0.03)	(0.04)	(0.13)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.10)	(0.44)	(0.73)	(0.13)
Total increase (decrease) in net asset value	0.95	(2.25)	(0.19)	1.34
Net asset value, ending	$11.85	$10.90	$13.15	$13.34
Total return (c)	9.67%	(14.18%)	4.19%	12.30%
Ratios to average net assets: (d)
Net investment income (loss)	(0.81%)(e)	0.84%	0.57%	1.16%(e)
Total expenses	2.01%(e)	2.18%	2.22%	3.03%(e)
Net expenses	1.66%(e)	1.75%	1.78%	1.78%(e)
Portfolio turnover	14%	66%	95%	74%
Net assets, ending (in thousands)	$24,758	$23,569	$20,628	$6,337

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.74	$13.05	$13.34	$12.00
Income from investment operations:
Net investment loss	(0.08)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	1.07	(1.87)	0.45	1.37
Total from investment operations	0.99	(1.90)	0.40	1.36
Distributions from:
Net investment income	(0.01)	—	—	(0.02)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.01)	(0.41)	(0.69)	(0.02)
Total increase (decrease) in net asset value	0.98	(2.31)	(0.29)	1.34
Net asset value, ending	$11.72	$10.74	$13.05	$13.34
Total return (c)	9.24%	(14.98%)	3.10%	11.38%
Ratios to average net assets: (d)
Net investment loss	(1.52%)(e)	(0.23%)	(0.41)%	(0.09%)(e)
Total expenses	4.53%(e)	5.00%	4.36%	100.72%(e)
Net expenses	2.41%(e)	2.70%	2.78%	2.78%(e)
Portfolio turnover	14%	66%	95%	74%
Net assets, ending (in thousands)	$725	$566	$610	$133

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

20 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$10.99	$13.26	$13.49	$12.00
Income from investment operations:
Net investment income (loss)	(0.02)	0.14	0.10	0.19
Net realized and unrealized gain (loss)	1.10	(1.93)	0.48	1.33
Total from investment operations	1.08	(1.79)	0.58	1.52
Distributions from:
Net investment income	(0.14)	(0.07)	(0.12)	(0.03)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.14)	(0.48)	(0.81)	(0.03)
Total increase (decrease) in net asset value	0.94	(2.27)	(0.23)	1.49
Net asset value, ending	$11.93	$10.99	$13.26	$13.49
Total return (c)	9.90%	(13.92%)	4.49%	12.73%
Ratios to average net assets: (d)
Net investment income (loss)	(0.43%)(e)	1.12%	0.78%	1.61%(e)
Total expenses	1.39%(e)	1.48%	1.42%	1.65%(e)
Net expenses	1.31%(e)	1.40%	1.42%	1.43%(e)
Portfolio turnover	14%	66%	95%	74%
Net assets, ending (in thousands)	$45,770	$39,101	$33,721	$33,053

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$11.10	$13.35	$13.48	$12.00
Income from investment operations:
Net investment income (loss)	(0.02)	0.12	0.10	0.14
Net realized and unrealized gain (loss)	1.10	(1.93)	0.49	1.36
Total from investment operations	1.08	(1.81)	0.59	1.50
Distributions from:
Net investment income	(0.14)	(0.03)	(0.03)	(0.02)
Net realized gain	—	(0.41)	(0.69)	—
Total distributions	(0.14)	(0.44)	(0.72)	(0.02)
Total increase (decrease) in net asset value	0.94	(2.25)	(0.13)	1.48
Net asset value, ending	$12.04	$11.10	$13.35	$13.48
Total return (c)	9.79%	(13.96%)	4.51%	12.55%
Ratios to average net assets: (d)
Net investment income (loss)	(0.32%)(e)	0.95%	0.78%	1.28%(e)
Total expenses	1.65%(e)	2.07%	2.24%	18.62%(e)
Net expenses	1.40%(e)	1.50%	1.53%	1.53%(e)
Portfolio turnover	14%	66%	95%	74%
Net assets, ending (in thousands)	$18,944	$6,889	$2,320	$440

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 29, 2012 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

22 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 8, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2015. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and the Fund’s total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

24 calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED)

As noted above, the Board considered, among other information, the Fund’s performance during the one-year period ended June 30, 2015 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.
In considering the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board concluded that the subadvisory fee was reasonable in view of the quality of services received by the Fund from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund’s advisory and subadvisory fees are reasonable in view of the quality of services received by the Fund from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

CALVERT EMERGING MARKETS EQUITY FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Date of Supplement: April 27, 2016
Effective April 29, 2016, Calvert Investment Management, Inc., investment advisor for Calvert Emerging Markets Equity Fund (the “Fund”), has contractually agreed to further reduce operating expenses for the Fund pursuant to a new expense limitation agreement.
The Prospectus is hereby amended as follows:
The “Annual Fund Operating Expenses” table under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 40 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.63%	2.70%	0.77%
Acquired fund fees and expenses	0.06%	0.06%	0.06%
Total annual fund operating expenses	2.01%	4.83%	1.90%
Less fee waiver and/or expense reimbursement[4]	(0.68%)	(2.75%)	(0.82%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.33%	2.08%	1.08%
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct net operating expenses will not exceed 1.27% for Class A, 2.02% for Class C and 1.02% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 40 of the Prospectus is deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$604	$1,013	$1,447	$2,650
Class C
Expenses assuming redemption	$311	$1,207	$2,206	$4,719
Expenses assuming no redemption	$211	$1,207	$2,206	$4,719
Class Y	$110	$517	$950	$2,155

[Not Part of Shareholder Report]

The information provided for Calvert Emerging Markets Equity Fund in the section “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” on page 62 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018, for Calvert Emerging Markets Equity Fund. Direct ordinary operating expenses will not exceed 1.27% for Class A, 2.02% for Class C and 1.02% for Class Y.

[Not Part of Shareholder Report]

CALVERT EMERGING MARKETS EQUITY FUND
Supplement to
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: April 27, 2016
Effective April 29, 2016, Calvert Investment Management, Inc., investment advisor for Calvert Emerging Markets Equity Fund (the “Fund”), has contractually agreed to further reduce operating expenses for the Fund pursuant to a new expense limitation agreement.
The Prospectus is hereby amended as follows:
The “Annual Fund Operating Expenses” table under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 32 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	0.43%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	1.56%
Less fee waiver and/or expense reimbursement[2]	(0.58%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.98%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class I to 0.92% through January 31, 2018. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Trustees of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive administrative fees to 0.10% through January 31, 2018.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 32 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$9,997	$43,577	$79,508	$180,723
The information provided for Calvert Emerging Markets Equity Fund in the section “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” on page 37 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses to 0.92% through
January 31, 2018, for Calvert Emerging Markets Equity Fund.

[Not Part of Shareholder Report]

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CALVERT EMERGING MARKETS EQUITY FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.
(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.
(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)    Not applicable.
(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).
Attached hereto.
(a)(3)    Not applicable.
(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 24, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date:     May 24, 2016